UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

CRYOLIFE, INC.

(Name of Registrant as Specified In Its Charter)

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1655 ROBERTS BOULEVARD, NW

KENNESAW, GEORGIA 30144

___________________________

NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

March 28, 2017

To Our Stockholders:

On behalf of the Board of Directors, we invite you to attend the Annual Meeting of Stockholders of CryoLife, Inc. to be held at CryoLife, Inc.’s Corporate Headquarters, 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, on May 17, 2017 at 9:00 a.m., EDT.

Please review this Notice of Annual Meeting and Proxy Statement, which describes the formal business to be transacted and procedures for voting at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, we request that you follow the instructions provided on the notice you received by mail and further described herein to review the Proxy Statement and vote your shares via internet, telephone or mail. You may, of course, choose to attend the Annual Meeting and vote in person.

If you plan to attend the Annual Meeting, are a stockholder of record and received our notice by mail, please bring a form of identification to the Annual Meeting. If your shares are not registered in your own name but rather are held in street name and you would like to attend the Annual Meeting, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership, and bring it along with your identification to the Annual Meeting.

However you choose to participate, we encourage you to review this Proxy Statement and vote your shares.

Sincerely,

J. PATRICK MACKIN

Chairman, President and Chief Executive Officer

1655 ROBERTS BOULEVARD, NW

KENNESAW, GEORGIA 30144

___________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CRYOLIFE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CRYOLIFE, INC. (the “Annual Meeting”) will be held at CryoLife, Inc.’s Corporate Headquarters, 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, on May 17, 2017 at 9:00 a.m., EDT, for the following purposes:

1.	To elect as directors the eight nominees named in the attached Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are elected and have been qualified.
2.	To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.
3.	To advise, by non-binding vote, on the frequency of stockholder advisory votes on the compensation of our named executive officers.
4.	To approve certain amendments to the CryoLife, Inc. Equity and Cash Incentive Plan.
5.	To approve the addition of three million shares to the CryoLife, Inc. Equity and Cash Incentive Plan.
6.	To ratify the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017.
7.	To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

Only record holders of CryoLife’s common stock at the close of business on March 8, 2017, will be eligible to vote at the Annual Meeting. Your attendance at the Annual Meeting is very much desired. However, if there is any chance you may not be able to attend the Annual Meeting, please follow the instructions on the notice you received by mail to execute your vote by internet, telephone or mail.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 17, 2017. Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by notifying you of the availability of our proxy materials on the internet at http://www.astproxyportal.com/ast/01609 and providing the means whereby you can request a paper copy of proxy materials be sent via U.S. mail.

By Order of the Board of Directors:

JEAN F. HOLLOWAY Corporate Secretary

Date: March 28, 2017

An electronic copy of CryoLife’s 2017 Annual Report to Stockholders, which includes CryoLife’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, containing financial statements, is available via the proxy information website provided on your proxy notice.

1655 ROBERTS BOULEVARD, NW

KENNESAW, GEORGIA 30144

___________________________

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to our stockholders as of the close of business on March 8, 2017, the record date, for the solicitation of proxies by the Board of Directors of CryoLife, Inc. (“CryoLife,” the “Company,” “we,” “our” or “us”) for CryoLife’s Annual Meeting of Stockholders to be held on May 17, 2017, at 9:00 a.m., EDT. The Annual Meeting will be held in the auditorium at the CryoLife Corporate Headquarters, 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. The voting of shares will not affect a stockholder’s right to attend the Annual Meeting; however, only a paper ballot vote can be revoked prior to the meeting. A paper proxy that is signed may be revoked by sending in a timely, but later dated, signed proxy. Any stockholder sending in or completing a proxy may also revoke it at any time before it is exercised by giving timely notice to Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?	You are receiving this Proxy Statement from us because you were a stockholder of record at the close of business on the record date of March 8, 2017. As a stockholder of record, you are invited to attend our Annual Meeting and are entitled to vote on the items of business described in this Proxy Statement. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at such Annual Meeting. You are strongly encouraged to read this Proxy Statement, which includes information that you may find useful in determining how to vote.

At the close of business on the record date, CryoLife had outstanding a total of 33,235,607 shares of common stock, excluding a total of 1,386,606 shares of treasury stock held by CryoLife, which are not entitled to vote. Each outstanding share of common stock will be entitled to one vote, non-cumulative, at the Annual Meeting.

Who is entitled to attend and vote at the Annual Meeting?	Only holders of record of shares of our common stock at the close of business on March 8, 2017 are entitled to notice of, to attend and to vote at the Annual Meeting and to notice of any adjournments or postponements of such Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting (that is, what constitutes a quorum)?	The presence at the Annual Meeting, in person or represented by proxy, of at least a majority of the shares entitled to vote at the Annual Meeting, will constitute a quorum for the transaction of business. Shares represented at the Annual Meeting in person or by proxy are counted for quorum purposes, even if they are not voted on one or more matters. Abstentions from voting and broker non-votes, as defined below, will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. The Secretary or Assistant Secretary of CryoLife, in consultation with the inspector of election, who will be an employee of CryoLife’s transfer agent, shall determine the eligibility of persons present at the Annual

Meeting to vote and whether the name signed on each proxy card corresponds to the name of a stockholder of CryoLife. The Secretary or Assistant Secretary, based on such consultation, shall also determine whether or not a quorum exists at the Annual Meeting.

What items of business will be voted on at the Annual Meeting?

The items of business to be voted on at the Annual Meeting are as follows:

1.    To elect as directors the eight nominees named in the attached Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are elected and have been qualified.

2.    To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

3.    To advise, by non-binding vote, on the frequency of stockholder advisory votes on the compensation of our named executive officers.

4.    To approve certain amendments to the CryoLife, Inc. Equity and Cash Incentive Plan.

5.    To approve the addition of three million shares to the CryoLife, Inc. Equity and Cash Incentive Plan.

6.    To ratify the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017.

7.    To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

What happens if additional matters are presented at the Annual Meeting?	Other than the matters set forth herein, management is not aware of any other matters that may come before the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, the person(s) named as your proxyholder(s) on the enclosed proxy card will have discretionary authority to vote the shares represented by the effective proxies as they deem advisable.

How does the Board of Directors recommend that I vote?	Our Board of Directors recommends that you vote your shares FOR the election of each of the director nominees identified in this Proxy Statement, FOR the approval, on an advisory basis, of the compensation of our named executive officers, FOR ONE YEAR frequency, on an advisory basis, for stockholder advisory votes on the compensation of our named executive officers, FOR the approval, of certain amendments to the CryoLife, Inc. Equity and Cash Incentive Plan, FOR the approval of the addition of three million shares to the CryoLife, Inc. Equity and Cash Incentive Plan and FOR the ratification of the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017.

What shares can I vote at the Annual Meeting?	You may vote all of the shares you owned as of March 8, 2017, the record date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?	Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common stock held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Annual Meeting or direct the proxyholder how to vote your shares on your behalf at the Annual Meeting.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you have the right to direct your broker, trustee or nominee to vote your shares as you instruct. The broker, trustee or other nominee may either vote in person at the Annual Meeting or grant a proxy and direct the proxyholder to vote your shares at the Annual Meeting as you have instructed. If you hold shares through a broker, trustee or nominee you may also vote in person at the Annual Meeting, but only after you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?	Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. If you provide specific instructions with regard to items of business to be voted on at the Annual Meeting, your shares will be voted as you instruct on those items. Proxies properly submitted to us that do not contain voting instructions and are not revoked prior to the Annual Meeting will be voted FOR the election of each of the director nominees identified in this Proxy Statement, FOR the approval, on an advisory basis, of the compensation of our named executive officers, FOR ONE YEAR frequency, on an advisory basis, for stockholder advisory votes on the compensation of our named executive officers, FOR the approval of certain amendments to the CryoLife, Inc. Equity and Cash Incentive Plan, FOR the approval of the addition of three million shares to the CryoLife, Inc. Equity and Cash Incentive Plan and FOR the ratification of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017.

Voting by Telephone. You may also vote by telephone by following the instructions included on the proxy notice.

How can I vote my shares in person at the Annual Meeting?	After providing proof of identification, shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a stockholder of record but hold shares through a broker, trustee or nominee you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee or other similar evidence of ownership. Check-in will begin at 8:30 a.m., EDT. The Annual Meeting will begin promptly at 9:00 a.m., EDT. Even if you plan to attend the Annual Meeting, we recommend that you also vote via internet or telephone to ensure that your vote will be counted if you decide later not to attend the Annual Meeting.

Can I change my vote or revoke my proxy?	You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting only if you cast your vote by paper proxy. If you are the stockholder of record, you may change your paper vote by granting a new paper proxy bearing a later date, which automatically revokes the earlier paper proxy, by providing written notice of revocation to our Corporate Secretary, Jean F. Holloway, prior to your shares being voted or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted paper proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by submitting a new voting instruction card to your broker, trustee or nominee, or, if you have obtained a “legal proxy” from your broker, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

What do I need to attend the Annual Meeting?	Attendance at the Annual Meeting will be limited to stockholders as of March 8, 2017, the record date, their authorized proxy holders and guests of CryoLife. If you are a stockholder of record and plan to attend the Annual Meeting, please bring a form of identification with you to the Annual Meeting. If you are a beneficial owner and you plan to attend the Annual Meeting, please be sure to bring proof of ownership, such as a bank or brokerage account statement, as well as a form of identification with you to the Annual Meeting.

Is my vote confidential?	Electronic votes, Proxy cards, voting instructions, ballots and voting tabulations that identify individual stockholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to our transfer agent to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item?	Each outstanding share of common stock entitles the holder thereof to one vote on each matter considered at the Annual Meeting. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any other matter submitted to a vote of the stockholders pursuant to this Proxy Statement.

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are eight directorships to be filled, this means that the eight individuals receiving the most votes will be elected. Abstentions and broker non-votes will therefore not be relevant to the outcome. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

The advisory votes cast for the approval of the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, must exceed the votes cast against the approval of such compensation in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The advisory vote for a particular frequency for the stockholders to have the opportunity to provide an advisory approval of the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K described above, will be determined by a plurality of the votes. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The votes cast for the approval of certain amendments to the CryoLife, Inc. Equity and Cash Incentive Plan must exceed the votes cast against the approval of such amendments in order for the amendments to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the approval of certain amendments to the CryoLife, Inc. Equity and Cash Incentive Plan will have discretionary voting authority with respect to this matter.

The votes cast for the approval of the proposal to add three million shares to the CryoLife, Inc. Equity and Cash Incentive Plan must exceed the votes cast against the approval of such addition in order for the proposal to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the approval of the proposal to add three million shares to the CryoLife, Inc. Equity and Cash Incentive Plan will have discretionary voting authority with respect to this matter.

The votes cast for the ratification of the approval of the appointment of Ernst & Young LLP as CryoLife’s independent registered accounting firm must exceed the votes cast against the ratification in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of Ernst & Young LLP will have discretionary voting authority with respect to this matter.

There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this Proxy Statement.

What happens if the Annual Meeting is adjourned?	Assuming the presence of a quorum, if our Annual Meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced at the Annual Meeting, unless the adjournment is for more than 120 days, in which case a new record date must be fixed and notice distributed of the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted at the Annual Meeting.

What should I do in the event that I receive more than one set of proxy materials?	You may receive more than one notice mailing or, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. Please execute votes for each communication to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?	The Proxy Statement is being solicited on behalf of our Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and delivery of this Proxy Statement, via electronic means or paper means upon stockholder request. In addition, our non-employee directors, officers, employees and agents may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. We will not pay any additional compensation to our non-employee directors, officers or other employees for soliciting proxies.

Where can I find the voting results of the Annual Meeting?	We intend to announce preliminary voting results at the Annual Meeting and publish the final voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?	Appropriate proposals of stockholders intended to be presented at CryoLife’s 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by CryoLife by November 28, 2017, for inclusion in its proxy statement and form of proxy relating to that meeting. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the Securities and Exchange Commission. Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 2018 without inclusion of such proposals in our proxy statement relating to such annual meeting must be received not later than 60 days and not more than 120 days prior to such annual meeting.

In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations for individuals to serve as non-employee directors, must be received by CryoLife by no later than March 18, 2018, but no earlier than January 17, 2018, in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals that may come before the 2018 Annual Meeting of Stockholders. If the month and day of the next annual meeting is advanced or delayed by more than 30 calendar days from the month and day of the annual meeting to which this Proxy Statement relates, CryoLife shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

PROPOSAL ONE – ELECTION OF DIRECTORS

Directors of CryoLife elected at the Annual Meeting to be held on May 17, 2017, will hold office until the next annual meeting, until their successors are elected and have been qualified or until their death, resignation or removal.

Director Nominees

Each of the nominees is currently a director of CryoLife. Should any nominee for the office of director become unable to accept nomination or election, it is the intention of the persons named on the proxy card, unless otherwise specifically instructed in the Proxy Statement, to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth the name and age of each nominee, the period during which each such person has served as a director of CryoLife, the number of shares of CryoLife’s common stock beneficially owned, either directly or indirectly, by such person and the percentage of outstanding shares of CryoLife’s common stock such ownership represented at the close of business on March 8, 2017, according to information received by CryoLife. None of the shares of stock noted below are subject to a pledge or similar arrangement. Except for J. Patrick Mackin, our President, Chief Executive Officer and Chairman of the Board, none of the nominees holds any other position or office with CryoLife.

Name of Nominee	Director Since	Age	Shares of CryoLife Stock Beneficially Owned(1) (#)		Percentage of Outstanding Shares of CryoLife Stock (%)
Thomas F. Ackerman	2003	62	94,086	(2)	*
Daniel J. Bevevino	2003	57	94,086	(2)	*
James W. Bullock	2016	60	3,003	(3)	*
Ronald C. Elkins, M.D.	1994	80	97,586	(2)	*
Ronald D. McCall	1984	80	169,248	(4)	*
J. Patrick Mackin	2014	50	766,530	(5)	2.28
Harvey Morgan	2008	75	81,336	(6)	*
Jon W. Salveson	2012	52	74,086	(2)	*

* Ownership represents less than 1% of the outstanding shares of CryoLife common stock.

(1)	Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.
(2)	Includes 8,734 shares of unvested restricted stock.
(3)	Includes 3,003 shares on unvested restricted stock.
(4)	Includes 16,000 shares of common stock held by Ms. Marilyn B. McCall, Mr. McCall’s spouse, and 8,734 shares of unvested restricted stock.
(5)	Amount includes 363,295 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 8, 2017. This amount also includes 104,427 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of March 8, 2017. This amount does not include 40,214 shares earned under 2015 and 2016 performance stock unit awards that had not vested as of March 8, 2017, and that will not vest within 60 days thereafter, or performance stock units granted in February 2017 (31,111 shares at target performance).
(6)	Includes 36,300 shares held by Ms. Suzanne B. Morgan, Mr. Morgan’s spouse, and 8,734 shares of unvested restricted stock.

Director Nominee Qualifications and Biographical Information

Thomas F. Ackerman has served as a director of CryoLife since December 2003. Until early 2016, Mr. Ackerman served as a Senior Financial Advisor of Charles River Laboratories International, Inc. (NYSE: CRL)(“Charles River Laboratories”), a position he held since August 2015. Since that time Mr. Ackerman has served as a consultant to Charles River Laboratories. Charles River Laboratories is a leading global provider of solutions that accelerate the early-stage drug discovery and development process, with a focus on in vivo biology, including research models and services required to enable in vivo drug discovery and development. From 2005-2015, he served as Executive Vice President and Chief Financial Officer, from 1999 to 2005, he served as Senior Vice President and Chief Financial Officer, and from 1996 to 1999, he served as Vice President and Chief Financial Officer of Charles River Laboratories, where he has been employed since

1988. Mr. Ackerman is a director of the University of Massachusetts Amherst Foundation and serves on the audit committee of Olin College of Engineering. Mr. Ackerman received a B.S. in Accounting from the University of Massachusetts and became a certified public accountant in 1979 (his license is currently inactive).

The Board of Directors has determined that Mr. Ackerman should serve as a director of CryoLife because of his expertise in accounting and financial reporting, particularly in the biotechnology industry.

Daniel J. Bevevino has served as a director of CryoLife since December 2003. From 1996 until March 2008, Mr. Bevevino served as the Vice President and Chief Financial Officer of Respironics, Inc. (NASDAQ: RESP), a company that develops, manufactures and markets medical devices used primarily for the treatment of patients suffering from sleep and respiratory disorders, where he was employed since 1988. In March 2008, Respironics was acquired by Royal Philips Electronics (NYSE: PHG), whose businesses include a variety of medical solutions including medical diagnostic imaging and patient monitoring systems, as well as businesses focused on energy efficient lighting and consumer products. From March 2008 to December 31, 2009, Mr. Bevevino was employed by Philips as the Head of Post-Merger Integration – Respironics, as well as in various operating capacities, to help facilitate the integration of the combined companies. He is currently an independent consultant providing interim chief financial officer services in the life sciences industry, and he currently serves as a director of one of the companies for which he provides services. He began his career as a certified public accountant with Ernst & Young (his license is currently inactive). Mr. Bevevino received a B.S. in Business Administration from Duquesne University and an MBA from the University of Notre Dame.

The Board of Directors has determined that Mr. Bevevino should serve as a director of CryoLife because of his expertise in accounting and financial reporting, particularly in the medical device industry.

James W. Bullock has served as a director of CryoLife since October 2016. Mr. Bullock is the President and Chief Executive Officer of Zyga Technology, Inc., a privately-held medical device company focused on products that treat conditions of the lumbar spine. He also serves as the Executive-in-Residence for Split Rock Partners LLC, a venture capital firm that invests in the medical device space focusing on therapeutic devices. He has held both positions since 2011. Prior to that, he served for six years as President and Chief Executive Officer of Atritech, Inc. Atritech was a privately-held cardiovascular manufacturing company that was acquired by Boston Scientific (NYSE: BSX). Prior to that, he served for nine years as President and Chief Executive Officer of Endocardial Solutions, Inc., (NASDAQ:ECSI), a cardiac-focused medical device company that was acquired by St. Jude Medical, which was acquired by Abbott Laboratories (NYSE: ABT). He also served in that position at Stuart Medical, Inc., and began his career working in a variety of sales leadership positions at Stackhouse, Inc., Baxter Healthcare, Inc. (NYSE: BAX), and American Hospital Supply Corporation. Mr. Bullock has served on the boards of directors of seven private companies and one public company. Currently, in addition to CryoLife’s Board of Directors, Mr. Bullock also serves as Chairman of the Board of Directors of Stimdia, a privately-held start-up subsidiary of Andarta Medical, Inc. that is conducting research for the development of medical devices for use in the critical care treatment of ventilator induced diaphragmatic dysfunction. Mr. Bullock received a B.S. in Public Administration from the University of Arizona.

The Board of Directors has determined that Mr. Bullock should serve as a director of CryoLife because of his business acumen and substantial worldwide experience in the medical device industry, particularly in the area of company growth.

Ronald C. Elkins, M.D. has served as a director of CryoLife since January 1994. Dr. Elkins is Professor Emeritus, Section of Thoracic and Cardiovascular Surgery, University of Oklahoma Health Sciences Center (the “Center”). Dr. Elkins has been a physician at the Center since 1971, and was Chief, Section of Thoracic and Cardiovascular Surgery, from 1975 to 2002. Dr. Elkins earned his undergraduate and medical degrees at the University of Oklahoma and completed his residency at The Johns Hopkins Hospital.

The Board of Directors has determined that Dr. Elkins should serve as a director of CryoLife because of his education and experience in the medical field, particularly with respect to cardiovascular surgery.

J. Patrick Mackin assumed the position of President and Chief Executive Officer of CryoLife in September 2014. He was appointed to the CryoLife Board of Directors in October 2014, and he was appointed Chairman of the Board of Directors in April 2015. Mr. Mackin has more than 20 years of experience in the medical device industry. Prior to joining CryoLife, Mr. Mackin served as President of Cardiac Rhythm Disease Management, the largest operating division of Medtronic, Inc. (NYSE: MDT), from August 2007 to August 2014. At Medtronic, he previously held the positions of Vice President, Vascular, Western Europe and Vice President and General Manager, Endovascular Business Unit. Prior to joining Medtronic in 2002, Mr. Mackin worked for six years at Genzyme, Inc. serving as Senior Vice President and General Manager for the Cardiovascular Surgery

Business Unit and as Director of Sales, Surgical Products division. Before joining Genzyme, Mr. Mackin spent four years at Deknatel/Snowden-Pencer, Inc. in various roles and three years as a First Lieutenant in the U.S. Army. Mr. Mackin has served as a director of Opsens, Inc. (TSXV: OPS and OTCQX: OPSSF) since 2016. Mr. Mackin received an MBA from the Kellogg Graduate School of Management at Northwestern University and is a graduate of the U.S. Military Academy at West Point.

The Board of Directors has determined that Mr. Mackin should serve as a director of CryoLife because of his business acumen and substantial worldwide experience in the medical device industry. In addition, the Board of Directors believes that it is appropriate and useful to have the President and Chief Executive Officer of CryoLife serve as a member of the Board of Directors.

Ronald D. McCall, has served as a director of CryoLife since January 1984. From 1985 to the present, Mr. McCall has been the owner of the law firm Ronald D. McCall, P.A., based in Tampa, Florida. Mr. McCall was admitted to the practice of law in Florida in 1961. Mr. McCall received a B.A. and a J.D. from the University of Florida.

The Board of Directors has determined that Mr. McCall should serve as a director of CryoLife because of his legal training and experience. Also, the Board of Directors believes that his long-standing involvement with CryoLife provides him with a unique perspective on current issues facing the Company.

Harvey Morgan has served as a director of CryoLife since May 2008. Mr. Morgan has more than 40 years of investment banking experience, with significant expertise in strategic advisory services, mergers and acquisitions, private placements and underwritings. He served as a Managing Director of the investment banking firm Bentley Associates, L.P. from 2004 to December 31, 2012, and from 2001 to 2004 he was a Principal of Shattuck Hammond Partners, an independent investment banking and financial advisory firm. Mr. Morgan also served on the Board of Directors of Family Dollar Stores, Inc. (NYSE: FDO) which was acquired by Dollar Tree Inc. (NASDAQ: DLTR) in 2014, and Cybex International, Inc. (NASDAQ: CYBI). Mr. Morgan received his undergraduate degree from the University of North Carolina at Chapel Hill and an MBA from the Harvard Business School.

The Board of Directors has determined that Mr. Morgan should serve as a director of CryoLife because of his past business experience, particularly with respect to investment banking and capital markets.

Jon W. Salveson has served as a director of CryoLife since May 2012. Mr. Salveson is the Vice Chairman, Investment Banking and Chairman of the Healthcare Investment Banking Group at Piper Jaffray Companies (NYSE: PJC)(“Piper Jaffray”). He joined Piper Jaffray in 1993 as an associate, was elected Managing Director in 1999, and was named the Group Head of Piper Jaffray’s international healthcare investment banking group in 2001. Mr. Salveson was appointed Global Head of Investment Banking and a member of the Executive Committee of Piper Jaffray in 2004, and has served in his present position as Vice Chairman, Investment Banking since July 2010. Mr. Salveson also serves on the Board of Directors of Sunshine Heart, Inc. (NASDAQ: SSH). Mr. Salveson received his undergraduate degree from St. Olaf College in 1987 and an M.M.M. in finance from the Kellogg Graduate School of Management at Northwestern University.

The Board of Directors has determined that Mr. Salveson should serve as a director of CryoLife because of his considerable experience in investment banking in the healthcare industry. Mr. Salveson has advised CryoLife in particular with respect to numerous transactions.

Required Vote

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are eight directorships to be filled, this means that the eight individuals receiving the most votes will be elected. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE eight NOMINEES FOR DIRECTOR LISTED IN THIS PROPOSAL ONE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Our Board of Directors believes that the purpose of corporate governance is to maximize stockholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board of Directors has adopted and adheres to corporate governance practices that the Board of Directors and senior management believe promote this purpose, are sound and represent best practices. The Board of Directors reviews these practices on an ongoing basis and revises them as appropriate.

Director Independence

In connection with its annual review in February 2017, and based on the information available to it, the Board of Directors determined that none of Messrs. Ackerman, Benson, Bevevino, Bullock, McCall, Morgan, Salveson or Dr. Elkins has or had a material relationship with CryoLife, and that they each qualified as independent directors under the NYSE’s Listing Standards.

In addition to qualifying as “independent” within the meaning of Section 303A.02 of the NYSE Listed Company Manual, each member of the Compensation Committee must be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and at least two members of the Compensation Committee must be “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. In determining the independence of any director who will serve on the Compensation Committee, the Board of Directors will consider all factors specifically relevant to determining whether such director has a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by us to the director and (ii) whether such director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries.

Since February 2016, Mr. Ackerman has served as a Consultant to Charles River Laboratories. Prior to that date, Mr. Ackerman held various positions at Charles River Laboratories, including most recently, as Senior Financial Advisor. CryoLife has made purchases from Charles River Laboratories relating to supplies, including supplies for certain of its clinical trials in each of the last several years and anticipates doing so in the current year. CryoLife’s purchases from Charles River Laboratories were made on an arm’s-length basis. The amount of these purchases falls within the categorical standards for commercial relationships that are deemed not material and would not impair a director’s independence. The Board of Directors understood that Mr. Ackerman’s compensation from Charles River Laboratories was in no way impacted by the size or amount of the business transacted between the two companies. The Board of Directors determined that Mr. Ackerman’s relationship with Charles River Laboratories is not a material relationship that could impair his independence as a director as of CryoLife.

Dr. Elkins is a former Chief of the Section of Thoracic and Cardiovascular Surgery at the Center and is a Professor Emeritus of the Center. In 2016, the Center paid CryoLife for tissue preservation services and BioGlue ® provided by CryoLife. Dr. Elkins’s son, Charles Craig Elkins, M.D., is a cardiac surgeon who has implanted CryoLife preserved cardiac tissues at Integris Baptist Medical Center in Oklahoma City. Integris Baptist Medical Center, along with Integris SW Medical Center and Integris Bass Baptist Hospital, paid CryoLife for tissue preservation services and BioGlue in 2016, and we expect this relationship to continue. The Board of Directors considered these relationships and determined that they are not material relationships that could impair Dr. Elkins’s independence.

Mr. Salveson is the Vice Chairman, Investment Banking and Chairman of the Healthcare Investment Banking Group at Piper Jaffray. CryoLife has previously used the services of Piper Jaffray in connection with our stock buy-back program. However, that program expired in October 2014 and has not been renewed by the Board of Directors. CryoLife has also previously used Piper Jaffray in connection with certain transactions, and may do so in the future; however, Mr. Salveson does not personally work on any transactions between CryoLife and Piper Jaffray. On January 20, 2016, CryoLife acquired On-X Life Technologies, Inc. (“On-X”), for approximately $130,000,000.00. Piper Jaffray represented On-X as its investment banker in that acquisition, for which On-X owed Piper Jaffray $3,045,701.00 in fees upon the close of the acquisition. CryoLife paid these fees directly to Piper Jaffray on behalf of On-X out of the proceeds of the acquisition. Mr. Salveson did not personally work on this transaction on behalf of Piper Jaffray, and there is no ongoing relationship with Piper Jaffray related to the On-X engagement. After reviewing these relationships, the Board of Directors determined that they are not material relationships that could impair Mr. Salveson’s independence.

The Board of Directors’ Right to Retain Advisors

The Board of Directors has authorized committees of the Board of Directors to retain their own advisors, such as auditors, compensation consultants, legal counsel and others, to the extent the committees deem it appropriate.

The Board of Directors’ Leadership Structure

The President and Chief Executive Officer of CryoLife serves as the Chairman of the Board of Directors. The Board of Directors believes that this structure promotes fluid communication and coordination between the Board of Directors and management. Also, the Board of Directors believes that Mr. Mackin is well-suited to fill his management and Board of Directors roles and that the Board of Directors benefits from his serving these dual roles.

In order to foster the Board of Directors’ independence from management, the leadership structure of the Board of Directors also includes a Presiding Director, a position held by an independent director. Mr. McCall assumed the role of Presiding Director in December 2005. The Presiding Director has frequent contact with Mr. Mackin and other members of management on a broad range of matters and has additional corporate governance responsibilities for the Board of Directors.

The Board of Directors’ Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Management is primarily responsible for risk management, and management reports directly to the committees and the Board of Directors with respect to risk management. The Board of Directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. In its risk oversight role, the Board of Directors reviews periodically the Company’s strategic plan, as well as an assessment of potential material risks facing the Company. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management.

In particular, the Compensation Committee is responsible for ensuring that our officer compensation policies and practices do not incent excessive or inappropriate risk-taking by employees or non-employee directors. The Audit Committee is primarily responsible for coordination with our independent registered public accounting firm, oversight of our internal controls, operation of our internal audit and various financial and compliance functions. The Corporate Governance Committee (formerly the Nominating and Corporate Governance Committee) monitors risk by ensuring that proper corporate governance standards are maintained and that the Board of Directors is comprised of qualified directors. The Compliance Committee (formerly the Regulatory Affairs and Quality Assurance Committee) is primarily responsible for oversight of our healthcare compliance function, including our compliance with quality systems and regulatory assurance laws and regulations, as well as our compliance with other healthcare compliance laws and regulations. Together with the Audit Committee, it assists in oversight of our compliance with certain laws and regulations such as the Foreign Corrupt Practices Act and such policies as our CryoLife, Inc. Code of Conduct.

Board of Directors and Committee Meetings, Annual Meeting of Stockholders and Attendance

During 2016, each director attended, either in person or by telephone, at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which he served. In general, members of the Board of Directors become members of committees following the Annual Meeting of Stockholders.

The Board of Directors held ten meetings during 2016. All of the then-current members of the Board of Directors attended the 2016 Annual Meeting of Stockholders, which attendance is encouraged, but not required.

Standing Committees of the Board of Directors; Committee Assignments

During 2016, the Board of Directors had four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance Committee and the Compliance Committee. In 2016, the Audit Committee met five times, the Compensation Committee met six times, the Corporate Governance Committee met five times, the Compliance Committee met four times, the Compensation Committee and the Corporate Governance Committee met jointly one time and the Audit Committee and the Compliance Committee met jointly one time. These committees are described below, and the following table lists the members of each of the standing committees as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Corporate Governance Committee	Compliance Committee
J. Patrick Mackin, Chairman, President, and Chief Executive Officer
Thomas F. Ackerman	√	√
James S. Benson			√	Chair
Daniel J. Bevevino	√	√
James W. Bullock			√
Ronald C. Elkins, M.D.		Chair		√
Ronald D. McCall, Presiding Director		√	Chair
Harvey Morgan	Chair			√
Jon W. Salveson			√	√

Audit Committee — The Audit Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Audit Committee currently consists of three non-employee directors: Mr. Morgan, Chair, Mr. Ackerman and Mr. Bevevino, each of whom served on the Audit Committee for all of 2016. Each of the members of the Audit Committee meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards and also meets the criteria of Section 303A.06, as set forth in Rule 10A-3 promulgated under the Exchange Act, regarding listing standards related to audit committees. No member of the Audit Committee serves on the audit committee of more than three public companies. In addition, the Board of Directors has determined that all of the current members of the Audit Committee satisfy the definition of an “audit committee financial expert,” as promulgated in Securities and Exchange Commission regulations.

The Audit Committee charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of CryoLife’s independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by CryoLife’s independent registered public accounting firm. The Audit Committee also oversees and must review and approve all significant related party transactions. See Policies and Procedures for Review, Approval or Ratification of Transactions with Related Parties beginning on page 15; see also the Report of the Audit Committee beginning on page 19.

The Audit Committee reviews the general scope of CryoLife’s annual audit and the nature of services to be performed for CryoLife in connection with it, acting as liaison between the Board of Directors and the independent registered public accounting firm. The Audit Committee also reviews various Company policies, including those relating to accounting practices and internal control systems of CryoLife. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of CryoLife’s independent registered public accounting firm, for engaging or discharging CryoLife’s independent registered public accounting firm and for assisting the Board of Directors in its oversight of risk management and legal and financial regulatory requirements.

Compensation Committee — The Compensation Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Compensation Committee currently consists of four non-employee directors: Dr. Elkins, Chair, Mr. Ackerman, Mr. Bevevino and Mr. McCall, each of whom served on the Compensation Committee for all of 2016 with the exception of Mr. Ackerman who joined the Committee in May 2016. Each member of the Compensation Committee meets the independence requirements of Sections 303A.02(a)(i) and (ii) of the current NYSE Listing Standards, is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act and is a disinterested director within the meaning of Section 162(m) of the Internal Revenue Code of 1986. Pursuant to the Compensation Committee charter, the Compensation Committee is responsible for reviewing the performance of officers and setting the annual compensation for all officers, including the salary and the compensation package of officers. The Compensation Committee also manages the issuance of stock options, restricted stock awards, restricted stock units, performance stock units and other stock rights and cash incentives under CryoLife’s stock and incentive plans, recommends severance arrangements for the CEO and other officers and, together with the Corporate Governance Committee, reviews and approves the performance metrics upon which a portion of the compensation of CryoLife’s CEO and other officers is based as well as recommends the compensation for CryoLife’s CEO. See Compensation Discussion and Analysis on page 22 for information concerning the Compensation Committee’s role, processes and activities in overseeing executive compensation.

Pursuant to its charter, the Compensation Committee has the authority to delegate any of its decisions to a sub-committee of the Compensation Committee consisting of two committee members, provided that a full report of any action taken is promptly made to the full Compensation Committee.

The Compensation Committee has the power to retain, determine the terms of engagement and compensation of, and terminate any consulting firm that may assist it in its decisions.

Corporate Governance Committee — CryoLife’s Corporate Governance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Corporate Governance Committee currently consists of four non-employee directors: Mr. McCall, Chair, Mr. Benson, Mr. Bullock and Mr. Salveson. Messrs. McCall and Benson served on the Corporate Governance Committee for all of 2016. Mr. Salveson replaced Mr. Morgan on the committee in May 2016 and Mr. Bullock was appointed to the Committee in February 2017. Each of these individuals meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards. The Corporate Governance Committee recommends potential candidates for the Board of Directors and oversees the annual self-evaluations of the Board of Directors and its committees. The Corporate Governance Committee is also responsible for overseeing succession planning for the Board and officers, including the CEO. Each year the Corporate Governance Committee, together with the Compensation Committee, evaluates the performance of CryoLife’s CEO and recommends his compensation. The Corporate Governance Committee also recommends to the Board of Directors how the other committees of the Board of Directors should be structured and which non-employee directors should be members of those committees. The Corporate Governance Committee also reviews and makes recommendations to the Board of Directors regarding the development of and compliance with the Company’s corporate governance guidelines and other governance policies, procedures and practices.

Compliance Committee — CryoLife’s Compliance Committee operates under a written charter that sets out the Committee’s functions and responsibilities. The Compliance Committee currently consists of four non-employee directors: Mr. Benson, Chair, Dr. Elkins, Mr. Morgan and Mr. Salveson. Messrs. Benson and Salveson and Dr. Elkins each served on the Compliance Committee for all of 2016. Mr. Morgan replaced Mr. McCall on the committee in May 2016. Each of these individuals meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards. The charter of the Compliance Committee requires that a majority of its members be independent. Among other things, the Compliance Committee assists the Company in its oversight of CryoLife’s compliance with healthcare laws and regulations, including regulations and laws related to regulatory affairs and quality assurance and general healthcare compliance such as the Anti-Kickback Statute. The Compliance Committee also receives summaries of periodic reports from the Company’s quality auditors and provides input into certain internal regulatory affairs and quality assurance and healthcare compliance policies. Finally, pursuant to its charter, the Compliance Committee, jointly with the Audit Committee, assists in the oversight of compliance with certain policies and procedures such as the Company’s Code of Conduct and our policy with respect to the Foreign Corrupt Practices Act.

Policies and Procedures for Stockholders Who Wish to Submit Nominations or Recommendations for the Board of Directors

Stockholders may submit the names of potential candidates for director to the Corporate Governance Committee. The policy of the Corporate Governance Committee is to give the same consideration to nominees submitted by stockholders that it gives to individuals whose names are submitted by management or other non-employee directors, provided such recommendations are made in accordance with procedures described in this Proxy Statement under the FAQ “What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” When considering a potential candidate, the Corporate Governance Committee looks for, among other things, demonstrated character, judgment, relevant business, functional and industry experience and a high degree of intellectual and business acumen. The Corporate Governance Committee also considers issues of diversity, such as education, professional experience and differences in viewpoints and skills. The Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Corporate Governance Committee believe that it is important that the members of the Board of Directors represent diverse viewpoints. The Corporate Governance Committee’s process for identifying and evaluating nominees typically involves a series of internal discussions, review of information concerning candidates and interviews of selected candidates. From time to time, we have also engaged one or more executive search consulting firms to assist in the identification and recruitment of potential director candidates.

The current policy of the Board of Directors requires each director to offer to voluntarily resign upon a change in such director’s principal employment or line of business. The Corporate Governance Committee will then review whether such director continues to meet the needs of the Board of Directors and whether to make a recommendation to the Board of Directors that it should accept the director’s offer to tender his or her resignation.

Current policy of the Board of Directors also limits the number of other public company boards of directors on which CryoLife’s directors may serve. Non-employee directors may serve on no more than three public company boards of directors in addition to service on CryoLife’s Board of Directors, and the CEO’s service on the governing body of any organization is subject to prior approval by the Board of Directors and restricted to no more than two corporate boards.

The Corporate Governance Committee has not received any recommended director nominees for election at the 2017 Annual Meeting from any CryoLife stockholder or group of stockholders beneficially owning in excess of 5% of CryoLife’s outstanding common stock. Stockholders may communicate the necessary information to the Corporate Governance Committee or the Board of Directors by following the procedures set forth below at Communication with the Board of Directors and Its Committees on page 16.

Code of Conduct

CryoLife has established a Code of Conduct that clarifies the Company’s standards of conduct in potentially sensitive situations; makes clear that CryoLife expects all employees, officers and non-employee directors to understand and appreciate the ethical considerations of their decisions; and reaffirms the Company’s long-standing commitment to a culture of corporate and individual accountability and responsibility for the highest ethical and business practices.

In addition to the Code of Conduct, the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, Assistant Controller and all other senior financial officers are also subject to the Company’s Code of Ethics for Senior Financial Officers. In the event that CryoLife amends or waives any of the provisions of the Code of Conduct or Code of Ethics for Senior Financial Officers applicable to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller or Assistant Controller, the Company will disclose that information on the Company’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=80253&p=irol-govConduct.

Policies and Procedures for Review, Approval or Ratification of Transactions with Related Parties

The Board of Directors has adopted policies and procedures for review, approval or ratification of transactions with related parties.

Types of Transactions Covered

It is our policy to enter into or ratify related party transactions only when the Board of Directors, acting through the Audit Committee or as otherwise described herein, determines that the related party transaction in question is in, or is not inconsistent with, the best interests of CryoLife and its stockholders. We follow the policies and procedures below for any transaction in which we are, or are to be, a participant and the annual amount involved exceeds $50,000 and in which any related party, as defined below, had, has or will have a direct or indirect interest. Pursuant to the policy, compensatory arrangements with an officer or non-employee director that are approved or ratified by the Compensation Committee or compensation received under our employee benefit plans that are available to all employees do not require additional Audit Committee approval.

The Company subjects the following related parties to these policies: non-employee directors (and nominees); executive officers; beneficial owners of more than 5% of our stock; any immediate family members of these persons; and any entity in which any of these persons is employed, or is a general partner or principal, or has a similar position, or in which the person has a 10% or greater beneficial ownership interest.

Standards Applied and Persons Responsible for Approving Related Party Transactions

The Corporate Secretary is responsible for maintaining a list of all related parties known to her and for submitting to the Audit Committee for its advance review and approval any related party transaction into which we propose to enter. If any related party transaction inadvertently occurs before the Audit Committee has approved it, the Corporate Secretary will submit the transaction to the Audit Committee for ratification as soon as she becomes aware of it. If the Audit Committee does not ratify the transaction, it will direct for the transaction to be either rescinded or modified as soon as is practicable. The Corporate Secretary may delegate her duties under the policy to another officer of CryoLife if she gives notice of the delegation to the Audit Committee at its next regularly scheduled meeting.

When reviewing a related party transaction, the Audit Committee will examine all factors it deems relevant. If the Corporate Secretary determines that it is not practicable or desirable to wait until the next Audit Committee meeting, she will submit the related party transaction for approval or ratification to a sub-committee of two members of the Audit Committee that possesses delegated authority to act between Audit Committee meetings. The Chair will report any action this sub-committee has taken under this delegated authority to the Audit Committee at its next regularly scheduled meeting.

The Audit Committee, or the sub-committee, will approve only those transactions that they have determined in good faith are in, or are not inconsistent with, the best interests of CryoLife and its stockholders.

Review of Ongoing Transactions

At the Audit Committee’s first meeting of each fiscal year, the Audit Committee reviews all related party transactions, other than those approved by the Compensation Committee as contemplated in the policy, that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from CryoLife of more than $50,000 annually. Based on all relevant facts and circumstances, taking into consideration the factors discussed above, the Audit Committee will determine whether it is in, or not inconsistent with, the best interests of CryoLife and its stockholders to continue, modify or terminate the related party transaction.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or served during fiscal 2016, as a member of the compensation committee of any other company that has or had an executive officer serving as a member of our Board of Directors. None of our executive officers currently serve, or served during fiscal 2016, as a member of the board of directors of any other company that has or had an executive officer serving as a member of our Compensation Committee.

Communication with the Board of Directors and Its Committees

Interested parties may communicate with the Board of Directors, the Presiding Director, the non-employee directors as a group, committee chairs, committees and individual directors by directing communications to the Corporate Secretary, who will forward them as appropriate, unless they clearly constitute unsolicited general advertising. Please send all communications in care of Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144.

Availability of Corporate Governance Documents

You may view current copies of the charters of the Audit, Compensation, Corporate Governance and Compliance Committees, as well as the Company’s Corporate Governance Guidelines and Code of Conduct, on the CryoLife website at http://phx.corporate-ir.net/phoenix.zhtml?c=80253&p=irol-govHighlights.

Notwithstanding anything to the contrary set forth in any of CryoLife’s filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate other CryoLife filings, including this Proxy Statement, in whole or in part, neither of the following Reports of the Audit Committee and the Compensation Committee shall be incorporated by reference into any such filings.

DIRECTOR COMPENSATION

Elements of Non-Employee Director Compensation

Annual Retainer and Committee Chair Fees

Each of the non-employee directors of CryoLife receives an annual cash retainer for service on the Board of Directors, service on committees of the Board of Directors, service as the Chair of the committees of the Board of Directors and service as Presiding Director, as applicable and as noted in the table below. CryoLife pays all cash retainers on a prorated monthly basis. Currently, the Presiding Director is also the Chair of the Corporate Governance Committee, and he does not receive any additional compensation for his position as Chair of that committee.

2016 Board of Director Retainers

Annual Board Service	$40,000
Presiding Director(1)	$25,000

Committee	Committee Chair Retainer(2)	Committee Membership Retainer
Audit	$15,000	$7,500
Compensation	$10,000	$5,000
Corporate Governance	$7,500	$3,750
Regulatory Affairs and Quality Assurance	$7,500	$3,750

(1)	In addition to annual board service retainer.
(2)	Includes committee membership retainer.

Restricted Stock Grants

A portion of the non-employee directors’ annual compensation is issued as restricted stock. The shares of restricted stock are issued each year generally following the annual meeting of stockholders. With respect to 2016 grants, the Compensation Committee recommended a grant value of $100,000 per non-employee director and in May 2016, the Compensation Committee granted 8,734 shares of restricted stock to each of the non-employee directors, which will vest on May 15, 2017. In November 2016, Mr. Bullock was granted 3,003 shares of restricted stock, pro-rated for his service from October 2016 to May 2017, which will also vest on May 15, 2017. The size and terms of the grants are subject to annual reevaluation by the Compensation Committee. All equity grants to non-employee directors in 2016 were made pursuant to the CryoLife, Inc. Equity and Cash Incentive Plan. The non-employee director will forfeit any unvested portion of the award if he ceases to serve as a director for certain reasons described within the CryoLife, Inc. Equity and Cash Incentive Plan.

Fiscal 2016 Director Compensation

The following table provides compensation information for the one-year period ended December 31, 2016, for each person who was a member of our Board of Directors in 2016, other than J. Patrick Mackin:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
(a)	(b)	(c)	(d)
Thomas F. Ackerman	50,833	100,266	151,099
James S. Benson	51,250	100,266	151,516
Daniel J. Bevevino	52,500	100,266	152,766
James W. Bullock	6,667	49,399	56,066
Ronald C. Elkins, M.D.	53,750	100,266	154,016
Ronald D. McCall	65,000	100,266	165,266
Harvey Morgan	58,750	100,266	159,016
Jon W. Salveson	46,250	100,266	146,516

(1)	Amounts shown include annual board service retainer, committee Chair and committee membership retainers and, for Mr. McCall, a Presiding Director retainer, earned by our non-employee directors during 2016.
(2)	The amount shown represents the aggregate grant date fair value of the 8,734 restricted shares granted to each of the non-employee directors, as calculated in accordance with FASB ASC Topic 718. We issued the awards on May 23, 2016, and we valued them at $11.48 per share, which was the closing price on the grant date. Mr. Bullock was issued 3,003 shares on November 4, 2016, valued at $16.45 per share, which was the closing price on the grant date. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2016 for assumptions we used in valuing restricted stock awards. The restricted stock represented here vests on May 15, 2017; accordingly, these shares remained subject to vesting restrictions as of December 31, 2016.

J. Patrick Mackin, Chairman, President, and Chief Executive Officer received no compensation in 2016 for his services as a director of the Company, other than his executive officer compensation detailed in the Summary Compensation Table on page 38.

Director Stock Ownership Requirements

In November 2015, the Corporate Governance Committee approved a change to the non-employee director stock ownership requirements to five times the then current annual retainer for non-employee directors. All non-employee directors currently satisfy this standard, except Mr. Bullock who only became a director in October 2016. The Compensation Committee evaluates stock ownership requirements for non-employee directors on an annual basis.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee of three non-employee directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rules of the NYSE that govern audit committee composition, including the requirement that all audit committee members be “Independent Directors” as that term is defined by Sections 303A.02 and 303A.06 of the NYSE Listing Standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

The Audit Committee oversees CryoLife’s financial processes on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in CryoLife’s Annual Report on Form 10-K for fiscal 2016 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Board of Directors and the Audit Committee have adopted a written Audit Committee Charter. Since the first quarter of 2004, CryoLife has retained a separate accounting firm to provide internal audit services. The internal audit function reports directly to the Audit Committee and, for administrative purposes, to the Chief Financial Officer.

During the course of fiscal 2016, management completed the documentation, testing and evaluation of CryoLife’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept informed of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Ernst & Young LLP, CryoLife’s independent registered public accounting firm, at each regularly scheduled Audit Committee meeting. The Audit Committee also reviewed the report of management on internal control over financial reporting contained in CryoLife’s Annual Report on Form 10-K for fiscal 2016, as well as Ernst & Young LLP’s Reports of Independent Registered Public Accounting Firm included in CryoLife’s Annual Report on Form 10-K for fiscal 2016 related to its audit of (i) CryoLife’s consolidated financial statements and (ii) the effectiveness of CryoLife’s internal controls over financial reporting. The Audit Committee continues to oversee CryoLife’s efforts related to CryoLife’s internal controls over financial reporting and management’s preparations for the evaluation thereof for fiscal 2017.

The Audit Committee reviewed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of CryoLife’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Ernst & Young LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Ernst & Young LLP that firm’s independence from management and CryoLife.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for its audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of its examination, its evaluation of CryoLife’s internal controls and the overall quality of CryoLife’s financial reporting.

Aggregate audit fees incurred for work performed by Ernst & Young LLP for the year ending December 31, 2016, were $1,083,000. See Ratification of the Approval of the Independent Registered Public Accounting Firm beginning on page 62 for further details. The Audit Committee determined that any payments made to Ernst & Young LLP for non-audit services for 2016 were consistent with maintaining Ernst & Young LLP’s independence. In accordance with its Audit Committee Charter, CryoLife’s Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, specified tax services and other services.

In reliance on the reviews and discussions referred to above, the Audit Committee members did not become aware of any misstatement in the audited financial statements and recommended to the Board of Directors that the audited financial statements be included in CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission. The Audit Committee has approved Ernst & Young LLP as CryoLife’s independent registered public accounting firm for fiscal 2017.

Audit Committee
HARVEY MORGAN, CHAIR THOMAS F. ACKERMAN DANIEL J. BEVEVINO

This foregoing audit committee report is not “soliciting material”, is not deemed “filed” with the SEC and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

PROPOSAL TWO – ADVISORY VOTE ON EXECUTIVE COMPENSATION

CryoLife seeks a non-binding vote from its stockholders to approve the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. This vote is commonly referred to as a “Say on Pay” vote because it gives stockholders a direct opportunity to express their approval or disapproval to the Company regarding its pay practices.

As discussed in detail in the Compensation Discussion and Analysis that follows, our executive compensation programs are designed to attract, retain and motivate highly talented individuals who are committed to CryoLife’s vision and strategy. We strive to link executives’ pay to their performance and their advancement of CryoLife’s overall performance and business strategies, while also aligning the executives’ interests with those of stockholders and encouraging high-performing executives to remain with CryoLife over the course of their careers. We believe that the amount of compensation for our current named executive officers reflects extensive management experience, continued high performance and exceptional service to CryoLife and our stockholders.

We invite you to consider the details of our executive compensation program as disclosed more fully throughout this Proxy Statement. Regardless of the outcome of this “Say on Pay” vote, CryoLife welcomes input from its stockholders regarding executive compensation and other matters related to the Company’s success generally. We believe in a corporate governance structure that is responsive to stockholder concerns and we view this vote as a meaningful opportunity to gauge stockholder approval of our executive compensation policies. Given the information provided in this Proxy Statement, the Board of Directors asks you to approve the following advisory resolution:

“Resolved, that CryoLife’s stockholders approve, on an advisory basis, the compensation paid to CryoLife’s named executive officers, as disclosed in this Proxy Statement.”

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. As previously disclosed and approved by the stockholders, the Board of Directors currently submits a say on pay proposal annually; however, the frequency of that proposal is the subject of a vote of the stockholders at the Company’s 2017 Annual Meeting.

The Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE’S NAMED EXECUTIVE OFFICERS.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the principles, objectives and features of our executive compensation program as applied to our chief executive officer and the other executive officers included in the Summary Compensation Table of this Proxy Statement (collectively, our “named executive officers”). For 2016, our named executive officers were:

•	J. Patrick Mackin	President, Chief Executive Officer and Chairman of the Board of Directors

•	D. Ashley Lee	Executive Vice President, Chief Operating Officer and Chief Financial Officer

•	Jean F. Holloway	Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

•	William R. Matthews	Senior Vice President, Operations, Quality and Regulatory

•	John E. Davis	Senior Vice President, Global Sales and Marketing

EXECUTIVE SUMMARY

The Compensation Committee, referred to hereafter as the “Committee,” generally considers and approves executive compensation at its February meeting. These compensation decisions take into account a variety of information and analyses, including prior-year Company and individual executive performance, current-year performance expectations, any changes in roles and responsibilities and competitive market data provided by the Committee’s independent compensation consultant and by management.

2016 Say on Pay Vote and Program Decisions

At CryoLife’s Annual Meeting of stockholders on May 18, 2016, over 93% of the stockholder votes cast were in favor of our named executive officers’ 2016 compensation. This advisory vote indicated strong stockholder support for the executive compensation program.

The Committee considered these 2016 advisory vote results as it evaluated its compensation policies and made compensation decisions subsequent to last year’s Annual Meeting. Based in part on this consideration, together with the individual executive’s and the Company’s actual and expected performance, as well as competitive market data provided by the Committee’s independent compensation consultant and by management, and after also considering recommendations from its independent compensation consultant and from management, the Committee decided not to make significant changes to the executive compensation programs during 2016. The Committee worked within the parameters of the CryoLife, Inc. Equity and Cash Incentive Plan when making compensation decisions in February 2016. The following is a summary of the Committee’s significant 2016 executive compensation decisions:

•	Officers received 2016 base salary increases from 0 to 4%, based on considerations such as personal performance, Company performance and market positioning;

•	The total value of officers’ long-term incentive award levels and the types of equity vehicles (stock options, restricted stock awards and performance stock units) remained similar to those utilized in 2015, and value was allocated equally among the equity vehicles based on estimated grant date fair value;

•	The performance stock unit awards’ design metrics remained the same as in 2015 – 80% based on target adjusted EBITDA, 10% based on target adjusted inventory levels and 10% based on target accounts receivable – days sales outstanding (“DSO”); and,

•	The bonus awards’ design metrics also remained the same as in 2015 – 40% based on target revenue, 40% based on target adjusted income and 20% based on individual executive performance.

Pay-for-Performance Alignment

The Committee believes it has developed a compensation program that ensures that the interests of the Company’s executives are aligned with those of stockholders by rewarding corporate and individual performance at levels necessary to attain established business and individual performance goals. The key pay-for-performance aspects of the executive compensation program are described below:

•	50% or more of each named executive officer’s target total direct compensation is in the form of variable pay opportunities tied to individual and/or Company performance and/or to stockholder value creation;

•	Targets for short-term incentive opportunities are set at challenging levels designed to encourage business growth;

•	Short-term incentive opportunities are tied significantly to revenue and adjusted net income performance, as defined below, both of which emphasize factors over which management is expected to have control and which are intended to incentivize management to achieve Company performance that will further our strategic business plan and ultimately deliver value to our stockholders;

•	Long-term incentive opportunities are equity-based and include stock options, which only provide value to executives if the stock price increases beyond the grant date price, and performance stock units, which are earned if specified results for adjusted EBITDA, target adjusted inventory levels and target accounts receivable – DSO, as defined below, are attained; and,

•	Named executive officers are subject to minimum stock ownership requirements to ensure a strong alignment between executives and stockholders and to encourage a long-term view of performance.

As described in this Proxy Statement, in 2016 the executive compensation program effectively delivered pay-for-performance, as follows:

•	Our 2016 revenue and adjusted net income results were 99.8% and 121.8%, respectively, of target performance, which resulted in annual bonus payouts of 98.4% and 158.1%, respectively, of target award levels under those components of the bonus program; and

•	Our 2016 adjusted EBITDA performance payout was at 150% of target payout, our adjusted inventory level performance payout was at 120% of target payout and our accounts receivable – DSO were within the target range, which resulted in performance stock units being fixed at approximately 142% of the target award level.

Throughout this Proxy Statement, we refer to revenue, adjusted net income, adjusted EBITDA, adjusted inventory and accounts receivable – DSO. These are non-GAAP financial measures that reflect adjustments to similar measures reported under U.S. GAAP. Appendix A to this Proxy Statement provides certain required information regarding these non-GAAP measures, a reconciliation to our audited U.S. GAAP financial statement measures for 2016, as presented in our 2016 Form 10-K filed on February 16, 2017.

ROLES AND RESPONSIBILTIES

Compensation Committee

The Committee determines and approves the compensation of CryoLife’s officers, including the named executive officers. The Committee is supported by the CEO, executive management and an independent compensation consultant, who attends Committee meetings when invited and provides input and information as requested by the Committee. The Committee regularly meets in executive session without the CEO or any members of management present. Except as otherwise noted, all 2016 compensation decisions were recommended by management or the independent compensation consultant and approved by the Committee. Our CEO does not make recommendations to the Compensation Committee or participate in Compensation Committee meetings regarding his own compensation.

Independent Compensation Consultant

The Committee has the authority to engage independent compensation consultants to assist with its responsibilities. With respect to general executive compensation decisions made during fiscal 2016 the Committee appointed Willis Towers Watson & Co. (“Willis Towers Watson”) as its independent compensation consultant for general executive compensation matters. The independent compensation consultant reports directly to the Committee, is directed by the Committee and provides no other services to CryoLife. The independent compensation consultant generally performs an annual review of officer and non-employee director compensation, analyzes the relationship between officer pay and Company performance, benchmarks officer and director compensation against such compensation provided by appropriate comparator companies and industry standards, informs the Committee of emerging practices and trends, assists with special projects at the request of the Committee and attends Committee meetings when invited.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Committee’s compensation philosophy is to provide competitive salaries to officers and link the officers’ incentive compensation to the achievement of annual and long-term performance goals related to both personal and Company performance without encouraging excessive or inappropriate risk taking. Each primary component of compensation is intended to accomplish a specific objective, as summarized in the following chart:

Compensation Component	Primary Purpose	Form	Performance Linkage
Base Salary	Provide sufficiently competitive pay to attract and retain experienced and successful executives	Cash

Salary adjustments are based partially on individual executive performance and partially on other factors such as competitive market positioning and internal pay equity; in addition, Company performance may impact the decision of whether or not any salary adjustments should be made

Short-Term Incentive

Encourage and reward individual contributions and aggregate Company results with respect to meeting and exceeding short-term financial and operating goals and incentivize executives to meet or exceed individual performance standards

		Cash	Short-term incentive payouts are 100% performance-based, with 40% tied to revenue, 40% tied to adjusted net income and 20% tied to individual executive performance
Long-Term Incentive

Encourage and reward long-term stockholder value creation, create and sustain a retention incentive and facilitate long-term stock ownership among our executive team to further align executive and stockholder interests

		Performance Stock Units Stock Options Restricted Stock	Performance stock units are not earned unless specific levels of Company performance are achieved during the relevant performance period; stock options deliver realizable value to executives only if the stock price increases beyond the grant date stock price; the realizable value of restricted stock awards is linked to CryoLife’s stock price after the grant date

COMPENSATION MIX

The Committee approves the primary components of the executive compensation program and generally intends for it to provide more variable pay opportunities than fixed pay opportunities and to provide more long-term incentive opportunities than short-term incentive opportunities. These objectives result in a pay program that aligns pay and performance. The following chart summarizes the target pay mix for the named executive officers for fiscal 2016:

Compensation Component	Mackin	Lee	Holloway	Matthews	Davis
Salary($)	620,000	387,280	314,080	338,000	309,000
Short-Term Incentive (Target)($)	465,000	232,368	141,336	152,100	154,500
Long-Term Incentive (Grant Date Fair Value)($)(1)	1,305,678	401,746	286,250	286,250	286,250
Target Total Direct Compensation($)	2,390,678	1,021,394	741,666	776,350	749,750
% Fixed(2)	25.9	37.9	42.4	43.5	41.2
% Variable(3)	74.1	62.1	57.7	56.5	58.8
% Short-Term Compensation(4)	45.4	60.7	61.4	63.1	61.8
% Long-Term Compensation(5)	54.6	39.3	38.6	36.9	38.2

(1)	Long-term Incentive (Grant Date Fair Value) is based on a grant date closing share price of $10.24 for both restricted stock and performance stock units.
(2)	Salary as a percentage of Target Total Direct Compensation.
(3)	Short-Term Incentive plus Long-Term Incentive as a percentage of Target Total Direct Compensation.
(4)	Salary plus Short-Term Incentive as a percentage of Target Total Direct Compensation.
(5)	Long-Term Incentive as a percentage of Target Total Direct Compensation.

COMPENSATION BENCHMARKING

As part of its decision-making process, the Committee requests and reviews relevant and credible benchmark data regarding executive compensation levels, Company performance and the relative relationship between executive pay and Company performance. However, the Committee views this data as one of many inputs in its decision-making process, which also includes other assessments of the Company’s performance, assessments of each executive’s performance, significant changes in roles and responsibilities, internal pay equity among executives and retention considerations.

Each year, the Committee reviews and considers an officer compensation study prepared by its independent compensation consultant, additional compensation survey data provided by management and internal equity information. The executive compensation study is generally completed in the fourth quarter of the year and is used to inform the Committee’s decisions regarding the subsequent year’s compensation. Accordingly, the relevant study and market information reviewed by the Committee with regard to 2016 officer compensation was prepared in October 2015 and presented to the Committee in the fourth quarter of 2015. We refer to this study, as updated in January 2016, as the “2015 Study.” As in prior years, the 2015 Study assessed both the competitiveness of pay levels and the alignment of pay with Company performance.

The Company’s 2016 compensation peer group, which is described in more detail below, had median revenues, based on the latest figures available at the time the 2015 Study was prepared, of $190 million and median market capitalization as of August 31, 2015, of $566 million. In addition to using officer pay information as disclosed by companies in the compensation peer group, the 2015 Study used survey data drawn from four compensation surveys of U.S. companies, including biotech and healthcare companies, with targeted revenues of $150 million, in order to approximate the Company’s annual revenue. With respect to all named executive officers included in the 2015 Study, the data in the study was an even blend of the 2016 peer group and the survey information. In each case, Willis Towers Watson trended the compensation data forward to January 1, 2016 by a factor of 3.0%. We refer to the blended 2016 peer group and survey compensation data for all named executive officers as the “2016 Peer Group Information.”

The following peer companies were used for the 2015 Study:

Peer Company	FYE Revenue(1) ($)
Angiodynamics Inc.	353
Nxstage Medical, Inc.	302
Heartware International Inc.	278
RTI Surgical Inc.	263
Exactech Inc.	248
ABIOMED, Inc.	230
Alphatec Holdings, Inc.	207
The Spectranetics Corporation	202
Cardiovascular Systems Inc.	179
Endologix Inc.	148
Vascular Solutions Inc.	125
AtriCure, Inc.	107
Anika Therapeutics Inc.	106
Derma Sciences Inc.	84
Cutera, Inc.	78
STAAR Surgical Company	75
Median	190
CryoLife Estimated Revenues	145

CryoLife’s annual revenue was positioned in the middle of the third quartile of the peer group’s annual revenue.

The Committee believed that the pay practices of these companies provided a useful reference point for pay and performance comparisons at CryoLife, especially as CryoLife anticipates significant growth.

(1)	Latest FYE revenue, in millions, at the time the peer group was developed.

The following survey sources were used in the 2015 Study:

•          Willis Towers Watson CDB General Industry Executive Compensation Database;

•          Willis Towers Watson CSR Top Management Compensation Survey;

•          Mercer General Industry Executive Compensation Study; and,

•          Radford Global Life Sciences Survey.

Both the peer companies and survey sources were recommended by Willis Towers Watson, the Committee’s independent compensation consultant at that time, and approved by the Committee. In approving the peer group, the Committee considered the fact that each company is (or was at the time) publicly-traded, operates in a similar industry, was similar in size, scope and complexity and is representative of our pool for executive talent. The Committee also concluded that each one was within a reasonable range of CryoLife’s historical, current and projected revenues. Nonetheless, the Committee reviews and considers changes to the peer group and survey sources in connection with each year’s study. This is done to ensure that the peer group and survey sources continue to reflect the most appropriate reference points for CryoLife.

2016 COMPENSATION COMPONENTS

The primary components of CryoLife’s executive compensation program are base salary, short-term incentives and long-term incentives. CryoLife also provides executives with tax-deferred savings opportunities, participation in Company-wide benefits programs and limited perquisites.

2016 Base Salary

The Committee generally reviews base salary levels each February as part of its overall review and approval of the executive compensation program. Based on its review in late 2015 and early 2016, the Committee determined it appropriate to increase some executive officers’ base salaries by 4% above 2015 levels.

Comparison of 2016 and 2015 Base Salaries
Executive	2016 ($)	2015 ($)		Increase (%)
Mackin	620,000	600,000		3
Lee	387,280	376,000		3
Holloway	314,080	302,000	(1)	4
Matthews	338,000	325,000	(2)	4
Davis	309,000	300,000	(3)	3

(1)	Full-year salary shown for purposes of comparison. Actual salary was pro-rated for the period of Ms. Holloway’s employment during 2015 ($226,500).
(2)	Full-year salary shown for purposes of comparison. Actual salary was pro-rated for the period of Mr. Matthews’s employment during 2015 ($216,666).
(3)	Full-year salary shown for purposes of comparison. Actual salary was pro-rated for the period of Mr. Davis’s employment during 2015 ($94,318).

Analysis

The 2015 Study of peer group base salaries found our executive salaries to be within a competitive range of 89-115% of the median of their peer group. Based on input from management and in consultation with Willis Towers Watson, the Committee approved merit increases for 2016 for most of our officers, basing such approvals on cost of living and individual performance considerations, as well as the Company’s 2015 business performance.

2016 Short-Term Incentives

The Committee approved the 2016 short-term incentive program (the “2016 Bonus Plan”) in February 2016. The 2016 Bonus Plan provides for the same performance measures (adjusted for projected changes in 2016 levels of revenue and adjusted net income), same design and same target incentive opportunity as the 2015 program.

In March 2016, the Committee approved a plan that we refer to as our “Umbrella Plan” for the primary purpose of ensuring tax deductible treatment for the Company for awards made to certain key executives, including each of our named executive officers, under the 2016 Bonus Plan. The 2016 Bonus Plan operates within the Umbrella Plan so that certain compensation to our named executive officers and other participants in our Umbrella Plan may qualify as “performance-based compensation” and therefore be tax deductible under Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

The Umbrella Plan establishes a threshold performance requirement that the Company must meet in order for the participants to earn a bonus under the 2016 Bonus Plan. For fiscal 2016, the Company needed to achieve adjusted net income of at least $17,245,000 in order for awards to be made to officers named in the Umbrella Plan. If this threshold performance requirement is met, each named officer may be eligible under the plan to receive up to 200% of his or her base salary as additional cash incentive during FY 2016 (including but not limited to the cash bonus granted under the 2016 Bonus Plan). No cash compensation is actually earned under the Umbrella Plan – rather it is a cap applied to all non-base salary cash compensation granted to an officer named in the Umbrella Plan for work during the named fiscal year. The Committee has discretion to award less than 200% of base salary to officers named in the Umbrella Plan, it may not grant more while still receiving the tax treatment secured by the Umbrella Plan. Accordingly, after the end of the fiscal year, the Committee may adjust any amounts earned under the 2016 Bonus Plan downward should they result in the officer exceeding the 200% of base salary cap established in the Umbrella Plan, in an effort to make the entire amount paid to such officer under the 2016 Bonus Plan performance-based compensation properly deductible under Section 162(m).

2016 Performance Goals
Performance Measure	Weight (%)	Threshold ($)	Target ($)	Benchmark ($)
Revenue	40	171,570,000	180,600,000	189,630,000
Adjusted Net Income	40	29,317,000	34,490,000	39,664,000
Individual Performance	20	-	-	-

See Appendix A to this Proxy Statement for further details regarding the revenue and adjusted net income performance measure and the reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

Analysis

Upon review and consideration, the Committee believed that the performance measures of revenue and adjusted net income used in the 2016 short-term incentive program would motivate management to achieve increases in 2016 revenues, net income and operating cash flow goals, as well as to drive personal performance and provide appropriate incentives to satisfy employee retention goals. As a result, the Committee approved the revenue and adjusted net income measures (as adjusted for 2016 forecast results) that it used with respect to 2015 for use in the 2016 Bonus Plan.

The Committee believed that 2016 revenue and adjusted net income threshold and target performance levels were challenging, but expected them to be achieved. The 2016 revenue and adjusted net income targets are within the range of 2016 product and service revenue guidance previously publicly announced by CryoLife.

For 2016, the performance measures and weights for the short-term incentive program remained the same as in 2015, with a 100% payout for performance at target levels and the following additional primary features:

•          Revenues:

o	Under Threshold – less than 95% of target performance (0% payout)
o	Threshold – 95% of target performance (60% payout)
o	Benchmark – 105% of target performance (140% payout)
o	Over Benchmark – prorated consistent with above payouts

•          Adjusted net income:

o	Under Threshold – less than 85% of target performance (0% payout)
o	Threshold – 85% of target performance (60% payout)
o	Benchmark – 115% of target performance (140% payout)
o	Over Benchmark – prorated consistent with above payouts

•	Individual performance component that comprises 20% of the total award opportunity; 0-200% of target payout earned based on performance rating and particular performance factors, with 200% being the maximum that can be earned for this metric.

The performance ranges are generally narrow relative to the payout ranges in order to focus executives on achieving business performance goals in a manner consistent with business plans and communicated guidance.

Analysis – Program Design

In arriving at its decision to approve the 2016 short-term incentive program design, measures and goals, the Committee took into consideration the following factors and analyses:

•	A general satisfaction with the core plan design and its pay-for-performance orientation;
•	A belief that revenue and adjusted net income are key to incentivizing management to achieve Company performance that will further the Company’s strategic business plan and ultimately deliver value to stockholders, without encouraging excessive risk taking;
•	The plan’s similarity to the short-term incentive plan designs of peer companies;
•	CryoLife’s 2015 performance, and whether any performance improvements were required to achieve the 2016 goals; and

•	Recent historical payout levels that the Committee believed indicated that performance goals over the last few years had been set at reasonably challenging, but attainable levels.

The Committee sets short-term incentive opportunities, in conjunction with a review of base salaries, as part of executives’ overall “target total cash compensation.” The Committee decided to carry forward for 2016 the design of the 2015 short-term incentive program, as it believed that the performance measures of revenue and adjusted net income used in the 2015 program would continue to motivate management to achieve increases in those metrics. The Committee also believed that these goals would drive the personal performance of the named executive officers and provide appropriate incentives to satisfy employee retention goals.

With respect to adjusted net income, the Committee chose to exclude certain items over which it believed that management has insufficient control or could distort underlying operating performance of the Company.

The Committee discussed management’s recommended 2016 performance targets and payout opportunities with its independent compensation consultant and with management and determined that the recommended program design, targets and payout opportunities were consistent with its desire to ensure that no short-term incentives would be paid unless challenging performance was achieved and then only at levels commensurate with such performance. The Committee believed that the 2016 short-term incentive program target percentages provided each officer with an appropriate incentive potential given his or her position with and importance to CryoLife, and that they were appropriately sized based on the 2016 Peer Group Information and the internal pay equity information reviewed by the Committee.

Analysis – Plan Payout

The 2016 short-term incentive payouts in early 2017 through the Bonus Plan were based on actual financial performance results of CryoLife relative to the pre-determined goals and on the individual performance results of each executive officer with respect to the individual performance component. Individual performance bonuses for each named executive officer (other than that for the CEO) were based on reviews conducted by the CEO of individual performance relative to individual goals. Mr. Mackin’s 2016 individual performance bonus reflected a joint review of his 2016 performance by the Compensation Committee and Corporate Governance Committee. The committees determined that Mr. Mackin’s individual performance met or exceeded the committees’ expectations.

The following tables show the performance results for 2016 and the actual amount of short-term incentive paid to each named executive officer:

2016 Annual Incentive Program (Cash Bonus) Actual vs. Target Performance
Performance Measure	Weight (%)	Actual Performance ($)	Target Performance ($)	Performance % of Target (%)	Payout % of Target (%)
Adjusted Revenue	40	180,241,000	180,600,000	99.8	98.4
Adjusted Net Income	40	42,002,000	34,490,000	121.8	158.1
Individual Goals	20	1 – 5 performance ratings 0% - 200% of target payout based on individual performance of officer

2016 Annual Incentive Program (Cash Bonus) Actual(1) vs. Target Payout
Executive	Actual Payout ($)	Target Payout ($)	Payout % of Target (%)
Mackin	570,072	465,000	123
Lee	308,111	232,368	133
Holloway	194,473	141,336	138
Matthews	186,469	152,100	123
Davis	204,861	154,500	133

(1)	All of the currently employed named executive officers received personal performance bonuses based on their individual performance for 2016.

These tables demonstrate how the short-term incentive program design effectively aligned performance and compensation, as the Company’s below-target performance with respect to the revenue and above-target performance with respect to adjusted net income yielded payouts at 98.4% and 158.1%, respectively.

2016 Long-Term Incentives

Based on input from management and in consultation with Willis Towers Watson, the Committee considered the long-term incentive program and determined to continue the design of the 2016 program to have the mix of equity awards be based on an equal allocation of value, rather than a fixed number of options/stock/units, among stock options, restricted stock and performance stock units, with approximately one-third of the value being granted allocated to each type of award.

The Committee determined that the estimated grant date fair value of the awards to officers in 2016 should remain approximately the same as was granted in 2015. In order to determine the number of options, shares of restricted stock and target performance shares to be used to deliver such grant date fair value, the Committee directed management to determine the numbers of shares of restricted stock and target performance stock units using the closing share price of the Company’s stock as of market close on February 18, 2016, and to also determine the number of stock options using the estimated fair value of the options as of the same date. The numbers of options, shares, and target performance stock units, determined using the February 18, 2016 share price and option value, were granted on February 19, 2016. For 2016, the performance stock units are subject to three performance measures: adjusted EBITDA, target adjusted inventory levels and target accounts receivable - DSO, as further described under Analysis, below. See Appendix A for further details regarding the adjusted EBITDA, adjusted inventory and accounts receivable - DSO performance measures and the reconciliation of those measures to the appropriate figures as reported under U.S. GAAP.

The following table provides the 2016 equity awards to the named executive officers, as approved by the Committee:

2016 Annual Equity Grant Level
Executive	Perf. Stock Units(1) (#)	Stock Options(2) (#)	Restricted Stock(3) (#)	Total (#)
Mackin	42,484	119,672	42,484	204,640
Lee	13,072	36,822	13,072	62,966
Holloway	9,314	26,236	9,314	44,864
Matthews	9,314	26,236	9,314	44,864
Davis	9,314	26,236	9,314	44,864

(1)	Reflects the target performance stock unit award level. The actual number of shares earned under the performance stock units was based on adjusted EBITDA, target adjusted inventory levels and target accounts receivable – DSO (80%, 10% and 10% weightings, respectively). Actual earned shares vest(ed) 50% on the first anniversary of the award date, 25% on the second anniversary and 25% on the third anniversary.

(2)	Stock options vest 1/3 per year beginning on the first anniversary of the grant date.
(3)	Restricted stock cliff vests on the third anniversary of the grant date. These numbers do not include restricted stock awarded on February 22, 2016 to Mr. Lee and Ms. Holloway as a special bonus for work related to the On-X acquisition.

Analysis

In approving the 2016 equity award levels, the Committee considered the following primary factors:

•	The intention to grant in 2016 approximately the same long-term incentive value as in 2015;

•	The desire to have an even mix of value among stock options, restricted stock and performance stock units;

•	The objective of achieving performance and retention incentives through the use of annual equity grants, especially given CryoLife’s stock price volatility;

•	The availability of shares under CryoLife’s various stockholder-approved equity plans; and,

•	The Company’s share price and its effect on the value of equity awards if grants were to continue to be made based on a number of shares, as opposed to a predetermined value.

The Committee determined vesting schedules in consultation with Willis Towers Watson and believes that such vesting provides the appropriate long-term incentive for executives’ continued employment. The Committee believes that adjusted EBITDA is generally a reasonable proxy for CryoLife’s performance, but allows for adjustments to eliminate items that might provide improper incentives and items over which management has little or no control. This led the Committee to develop the 80/10/10 split among adjusted EBITDA/adjusted inventory levels/accounts receivable – DSO. The Committee believes that the adjusted EBITDA, adjusted inventory and accounts receivable - DSO threshold and target performance levels are challenging, but expects them to be achieved. The 2016 adjusted EBITDA calculation methodology is consistent with the methodology used in 2015, and based on management’s expectations, the target performance level is consistent with the range of 2016 earnings per share guidance previously publicly announced by CryoLife. See Appendix A for further details regarding the adjusted EBITDA, adjusted inventory and accounts receivable - DSO performance measures and the reconciliation of those measures to the relevant U.S. GAAP measures.

Analysis – PSUs Earned

In arriving at its decision in February 2017 to certify the Company’s adjusted EBITDA, adjusted inventory and accounts receivable – DSO performance with respect to the 2016 performance stock units, the Committee took into consideration the Company’s actual performance results relative to the pre-determined performance goals. The following table presents the target, threshold and maximum adjusted EBITDA, adjusted inventory and accounts receivable - DSO performance levels associated with target, threshold, and maximum award opportunities under the 2016 performance stock unit grants. The table also provides the actual performance level for 2016, as certified by the Committee, together with the associated levels of shares that were earned.

2016 Performance Stock Units

Actual vs. Target/Threshold/Maximum Performance

Performance Measure	Target Performance	Threshold Performance	Maximum Performance	Actual Performance	Performance (% of Target) (%)	Payout (% of Target) (%)
Adjusted EBITDA	$38,600,000-$41,800,000	$34,200,000	$46,240,000	$46,533,000	115.0	150.0
Adjusted Inventory	$12,000,000-$12,900,000	$14,000,000	$12,000,000	$10,100,000	120.	120.0
Accounts Receivable - DSO	50.0-54.0 days	56.1 days	50 days	53.6 days	100.0	100.0

Each portion of the performance stock unit is earned ratably, in tiers based on tiered satisfaction of the performance metric, as set forth in the table below. The Committee adopted this tiered/ratable approach to address the variability and volatility inherent in some of the adjusted EBITDA inputs, and expanded it to include the additional two metrics.

EBITDA (80% of shares)		Inventory (10% of shares)		Accounts Receivable – DSO (10% of shares)
Performance Tier (% of Target)	Payout (% of Target)	(Inv. in $Million) Performance Tier	Payout (% of Target)	(AR-DSO) Performance Tier	Payout (% of Target)
<85.0	0	>$14.0	0	>56.1	0
85.0 – 89.9	60	$14.0 – 14.9	60	56.1 - 58.0	60
90.0 – 95.9	80	$13.0 – 13.9	80	54.1 - 56.0	80
96.0 – 104.0	100	$12.0 – 12.9	100	50.0 - 54.0	100
104.0	110	<$12.0	120	<50.0	120
107.0	120
110.0	130
113.0	140
116.0	150

Pursuant to the terms of the performance stock unit grants, 50% of the shares earned vested on February 19, 2017, 25% of the shares will vest on February 19, 2018, and the remaining 25% of the shares will vest on February 19, 2019, assuming the executive continues to be employed by the Company on those dates and the Committee took no action to waive the employment requirement. See Appendix A for further details regarding the adjusted EBITDA performance measure and the reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

Target Total Direct Compensation

The Committee believed that the blend of stock options, restricted stock and performance stock units appropriately balanced the performance, stockholder alignment and retention objectives of CryoLife’s long-term incentive program. The use of multiple award types is a prevalent practice among industry peers, and the use of performance stock units creates an even stronger alignment between pay and performance. In addition, the annual grant frequency results in more continuous performance and retention strength by reflecting changes in the stock price year over year.

The Committee used a value-based approach to determine the size of 2016 equity grants, as it felt this approach enabled them to provide compensation that more accurately matched their intended value. The Committee determined vesting schedules for the 2016 equity awards in consultation with Willis Towers Watson and believes that they provided the appropriate long-term incentive for continued employment with the Company.

In determining the individual components of the officers 2016 compensation (i.e., salary, target short-term incentive and long-term incentive), the Committee evaluated the resulting target total direct compensation against market benchmarks, as follows below, taking into account the Committee’s desire to have target total direct compensation generally within a competitive range of the Company’s peer group median. The following table summarizes the named executive officers’ 2016 target total direct compensation; the positioning of that compensation relative to the peer group median; and the primary rationale for approving each named executive officer’s compensation at the level shown:

2016 Target Total Direct Compensation Compared to Peer Median
Executive	2016 Target Total Direct Compensation Opportunity(1) ($)	Peer Median(2) ($)		CRY vs. Median (%)	Primary Rationale(3)
Mackin	2,390,678	2,265,000		106	Within a competitive range of the 50th percentile
Lee	1,021,394	915,000		112	Near a competitive range of the 50th percentile
Holloway	741,666	660,000	(4)	112	Within a competitive range of the 50th percentile
Matthews	776,350	705,000		110	Within a competitive range of the 50th percentile
Davis	749,750	680,000		110	Within a competitive range of the 50th percentile

(1)	Equity grant value based on a grant date closing stock price of $10.24 for restricted stock and performance stock units, and a grant date Black-Scholes Option Value of $3.64. Performance stock units are included at target award levels/values.
(2)	Based on data provided by Willis Towers Watson in the 2015 Study.
(3)	Competitive range for total direct compensation recommended by Willis Towers Watson and agreed to by the Compensation Committee as 90-110% of the peer group 50th percentile.
(4)	The benchmarking for Ms. Holloway’s position was based on a VP, General Counsel and Secretary position. For the entirety of 2016, Ms. Holloway served as the Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary.

Equity and Cash Incentive Plan

In May 2015, the stockholders approved certain amendments to the Second Amended and Restated 2009 Stock Incentive Plan, which was renamed the CryoLife, Inc. Equity and Cash Incentive Plan, based on management’s recommendation and in consultation with Willis Towers Watson. It includes new provisions for cash-based incentive payments that are intended to comply with the requirements to be “qualified performance-based compensation,” and ensure the tax deductibility of such payments to certain named executive officers, under Section 162(m) of the Internal Revenue Code.

2016 Deferred Compensation

The CryoLife, Inc. Executive Deferred Compensation Plan allows certain key employees of CryoLife, including the named executive officers, to defer receipt of some or all of their salaries, commissions and/or the cash portion of any bonus awarded pursuant to the short-term executive incentive plan. The plan’s administrative committee, subject to ratification and approval of the Committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. These percentages were from 0 to 75% for base salary, commissions and the annual cash bonus for 2016. Plan participants may establish their respective deferral amounts for their base salaries and commissions prior to the beginning of each calendar year, and prior to July for their short-term incentive compensation for that year, which is calculated and paid after the completion of the plan year.

The plan provides for tax-deferred growth of deferred compensation and, pursuant to the terms of the plan, CryoLife agrees to distribute to participants the deferred amounts, credited/debited with hypothetical gains and/or losses linked to the performance of investment options selected by participants from among the non-proprietary investment options available under the plan. The plan does not have investment options that provide for above-market or preferential earnings. Distribution of all deferred compensation, including any gains or losses, occurs upon death, disability, retirement or termination. Plan participants may elect to receive the distribution in a lump sum or in annual installments of up to 15 years, or via a combination thereof upon death, disability or retirement. Also, a plan participant may elect to receive distributions while still employed by CryoLife if at least two years have elapsed from the plan year in which the deferred amounts would have otherwise been paid to the plan participant if not for the deferral. Distributions made while the plan participant is still employed by CryoLife and distributions made pursuant to termination will be paid in a lump sum to the plan participant. Hardship withdrawals during any plan year may be made upon the occurrence of an unforeseeable emergency for a particular plan participant or if a plan participant receives a hardship distribution under CryoLife’s 401(k) plan. All deferred amounts and deemed earnings thereon are fully vested at all times. CryoLife has no current plans to match any contributions of any executive officer.

2016 Perquisites

It is CryoLife’s policy not to provide perquisites to its officers without prior approval of the Committee. To the extent that perquisites are incidental to a business-related expense, such as personal use of a business club, the named executive officers are generally required to reimburse CryoLife for any incremental cost of such personal benefit. Other than these incidental personal benefits, none of our named executive officers receive any perquisites that are not also provided on a non-discriminatory basis to all full-time employees, except for Mr. Mackin, whose compensation is discussed at Employment, Separation and Release and Change of Control Agreements below, and except for supplemental disability insurance and airline club memberships provided to certain of the named executive officers. In keeping with CryoLife’s practice with respect to all full-time employees, executive officers are also eligible to receive certain one-time benefits upon achieving employment milestones, including receiving $5,000 towards a vacation and two weeks of additional paid vacation upon reaching 15 years of service with CryoLife, $10,000 towards a vacation and two weeks of additional paid vacation upon reaching 20 years of service with CryoLife, and two weeks of additional paid vacation upon reaching 25 years of service with CryoLife.

EMPLOYMENT, SEPARATION AND RELEASE AND CHANGE OF CONTROL AGREEMENTS

Employment Agreement with J. Patrick Mackin

CryoLife and Mr. Mackin entered into an employment agreement (the “Mackin Agreement”) dated July 7, 2014 that became effective September 2, 2014. The Mackin Agreement addresses Mr. Mackin’s role and responsibilities as our President and Chief Executive Officer, and his rights to compensation and benefits during active employment and termination benefits. See Grants of Plan-Based Awards – Employment Agreement with J. Patrick Mackin on page 41 for details regarding terms of the Mackin Agreement.

Change of Control Agreements with Other Named Executive Officers

CryoLife has entered into change of control agreements with each of the named executive officers other than Mr. Mackin (whose change of control arrangements are set forth in his employment agreement). The material terms of those agreements are described in Potential Payments upon Termination or Change of Control – Employment, Separation and Release and Change of Control Agreements – Change of Control Agreements with Other Named Executive Officers beginning on page 46.

Analysis

It is the Committee’s intent that provisions in the change of control agreements regarding an executive’s termination in conjunction with a change of control, preserve executive morale and productivity and encourage retention in the face of the disruptive impact of an actual or rumored change of control of CryoLife. In addition, these provisions align executive and stockholder interests by allowing executives to consider corporate transactions that are in the best interests of CryoLife’s stockholders and other constituents without undue concern over whether the transactions may jeopardize the executives’ own compensation. The Committee does not believe that the change of control agreements provide undue incentive for the executive officers to encourage a change of control. Finally, the provisions protect stockholder interests in the event of a change of control by helping increase the likelihood of management continuity through the time of the change of control, which could improve Company performance and help maintain and enhance stockholder value.

The change of control agreements are “double-trigger” agreements, as they require both a change of control and termination of employment to have occurred before CryoLife is required to make payments pursuant to the agreements. The Committee approved termination payments under the agreements for executives based on their officer status and ability to influence decisions regarding whether or not a change of control transaction should be pursued, with Mr. Lee receiving a payment of 2 times base salary and bonus plus healthcare coverage and the Senior Vice Presidents (including Messrs. Matthews and Davis and Ms. Holloway) receiving 1.5 times base salary and bonus plus healthcare coverage.

ADDITIONAL POLICIES AND PRACTICES

Clawback Policy

The 2007 Executive Incentive Plan includes a clawback provision. This clawback allows CryoLife to recover bonus awards under the plan that were paid in the 12-month period prior to a significant financial statement restatement. The amounts may be recovered at the discretion of the Committee and subject to applicable laws if the award was made on the basis of CryoLife having met or exceeded specific performance targets for performance periods affected by the restatement. In such an event, the Committee may require participants to repay to CryoLife the difference between the bonus actually received by the participant and the amount of the recalculated bonus, using the restated financial results. Furthermore, Mr. Mackin’s employment agreement contains an additional requirement that he repay any portion of severance payments he has previously received from the Company if he fails to comply with certain post-employment protective covenants.

To the extent not addressed by the provisions above, the Committee continues to consider the appropriate structure for additional clawback provisions. These additional clawback provisions would, in specified instances, require executive officers to return to CryoLife incentive compensation paid if such compensation is based upon financial results that turn out to have been materially inaccurate when published. The Committee intends to adopt and disclose such a policy in compliance with, and to the extent required by, the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010.

Stock Ownership Guidelines

CryoLife maintains stock ownership guidelines for executives that have been recommended and approved by the Committee, along with the Corporate Governance Committee, and approved by the Board of Directors. The current stock ownership guidelines were adopted in November 2015 and require the following stock ownership requirements for the named executive officers:

a.       Section 16 Officers: Each Section 16 officer of the Company shall continuously hold a value of the Company’s common stock equal to the value of a multiple of that officer’s then current base pay at CryoLife. The multiples applicable to such officers are as follows:

i.	Chief Executive Officer & President: 4 times base pay;
ii.	Executive Vice Presidents and Senior Vice Presidents: 2 times base pay; and
iii.	All other Section 16 officers: 1 times base pay.

b.       Retention requirements: Each Section 16 Officer who has not yet acquired ownership of the required value of common stock set forth above must retain at least 50% of the net number of shares acquired upon the exercise of any employee stock option or the vesting of any performance shares, restricted stock or restricted stock units (the net number of shares acquired shall be the number of shares remaining after shares are tendered, sold or netted to pay any applicable exercise price and withholding taxes).

c.       Waivers: The Chairs of the Committee and the Corporate Governance Committee shall have the authority to grant waivers from these stock ownership requirements in compelling circumstances such as undue hardship.

d.        Qualifying shares: For purposes of satisfying these stock ownership requirements, the following shall be included: shares owned directly or indirectly (1) through a stock purchase plan sponsored by the Company; (2) by the person’s spouse; (3) in a revocable trust of which the person or the person’s spouse is the trustee; (4) any other shares related to or underlying vested or unvested restricted stock; or, (5) restricted stock units and vested performance share units (at actual, earned levels and only if and to the extent that any applicable performance criteria have been satisfied). It shall not include shares held through any other form of indirect beneficial ownership or shares underlying unexercised options or unvested performance share units.

These guidelines became effective for all currently employed named executive officers on November 17, 2015. As of March 8, 2017, Messrs. Mackin and Lee and Ms. Holloway are in compliance with the ownership levels set forth in the guidelines and Messrs. Matthews and Davis, both of whom have been employed by the Company for less than two years, are in compliance with retention requirements.

Anti-Hedging Policy

CryoLife executive officers are prohibited from trading in publicly traded options, puts, calls, straddles or similar derivative securities of CryoLife at any time, whether or not issued directly by CryoLife or by any exchange, and may not engage in put or call transactions involving CryoLife’s stock or purchase financial instruments designed to hedge or offset any decrease in the market value of CryoLife securities except for standard collars or prepaid forward transactions that have been pre-approved at least 90 days in advance by the independent directors of the Board of Directors or a committee consisting solely of independent directors of the Board of Directors or a committee consisting solely of independent directors and that are disclosed to stockholders on a Form 4 or by other means acceptable to the SEC. Furthermore, executive officers are prohibited from effecting short sales of the Company’s securities at any time.

Equity Grants/Inside Information

The Committee generally adheres to a policy of not granting equity-based compensation awards at times when insiders are in possession of material, non-public information. In all other instances, if the Committee approves the grant of an option or equity award at a time when it is in possession of material, non-public information, it is the Committee’s general policy to delay the grant and pricing of the option and/or issuance of the equity award until a date after the public dissemination of all such material, non-public information.

TAX IMPACT OF COMPENSATION DECISIONS

Section 162(m)

Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount of compensation, other than certain “performance-based” compensation, that CryoLife may deduct for federal income tax purposes in any given year with respect to the compensation of each of the chief executive officer and the three most highly-compensated executive officers employed by CryoLife at the end of the year other than the chief financial officer. While the Committee considers the deductibility of awards as one factor in determining executive compensation, as noted above, the Committee also looks at other factors in making its decisions and retains the flexibility to grant awards it determines to be consistent with the Company’s goal for its executive compensation program even if the award is not deductible by the Company for tax purposes.

Section 409A

Since Section 409A of the Internal Revenue Code, which deals with deferred compensation arrangements, was enacted, the Committee’s policy has been to structure all executive compensation arrangements to comply, to the extent feasible, with the provisions of Section 409A so that the executives do not have to pay additional tax and CryoLife does not incur additional withholding obligations. The Committee intends to continue this practice.

FORWARD-LOOKING STATEMENTS

Statements made in this Proxy Statement that look forward in time or that express management's beliefs, expectations or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates and assumptions that may cause actual results to differ materially from current expectations. These statements include those regarding future plans and intentions of the Committee and/or Board of Directors related to compensation decisions, and expectations that certain performance targets for management will be attained. These future events may not occur as and when expected, if at all, and, together with the Company's business, are subject to various risks and uncertainties. Along with risks specific to our business, management’s ability to attain certain performance targets is subject to risks affecting the economy generally and other factors that are beyond our control. For additional risks impacting the Company’s business, see the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The Company does not undertake to update its forward-looking statements.

REPORT OF THE COMPENSATION COMMITTEE

The Committee reviewed and discussed the Compensation Discussion and Analysis with management. In reliance on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in CryoLife’s 2017 Proxy Statement on Schedule 14A, for filing with the SEC.

Compensation Committee

RONALD C. ELKINS, M.D., CHAIR THOMAS F. ACKERMAN DANIEL J. BEVEVINO RONALD D. MCCALL

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to each of the named executive officers — Mr. Mackin, our Chief Executive Officer; Mr. Lee, our Chief Financial Officer; and Messrs. Matthews and Davis and Ms. Holloway, who were the three most highly compensated of the other executive officers of CryoLife employed at the end of fiscal 2016.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compen-sation(5) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
J. Patrick Mackin, Chairman, President and Chief Executive Officer	2016	620,000	93,000	870,072	435,606	477,072	--	36,569	2,532,319
	2015	600,000	72,000	678,304	339, 569	288,099	--	74,034	2,052,006
	2014	197,727	223,868	2,545,000	1,668,000	64,874	--	62,733	4,762,202
D. Ashley Lee Executive Vice President, Chief Operating Officer, and Chief Financial Officer	2016	387,280	69,710	306,092	134,032	238,401	--	20,604	1,156,119
	2015	376,000	45,120	271,326	135,828	180,542	--	19,862	1,028,678
	2014	376,000	45,120	332,340	67,997	122,634	--	18,497	962,588
Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer(6)	2016	314,080	49,468	221,457	95,499	145,005	--	17,490	842,999
	2015	226,500	68,203	211,799	95,679	72,836	--	25,618	700,635
William R. Matthews, Senior Vice President, Operations, Quality and Regulatory(7)	2016	338,000	30,420	190,751	95,499	156,049	--	17,056	827,775
John E. Davis, Senior Vice President, Global Sales and Marketing(8)	2016	309,000	46,350	190,751	95,499	158,511	--	5,300	805,411

(1)	Amounts represent the personal performance component of the annual award paid pursuant to the annual cash bonus plans promulgated under the CryoLife, Inc. Equity and Cash Incentive Plan, for FY 2016 and 2015 performance and under the short-term incentive program under the 2007 Executive Incentive Plan for FY 2014 performance. All named executive officers were paid out at 100% of the personal performance component of the annual cash bonus program for all three fiscal years. Amounts also include additional signing bonuses or discretionary bonus paid during the applicable year. The 2015 amounts for Ms. Holloway include a signing bonus of $50,000, which was paid upon her commencement of employment with the Company. The 2014 amounts for Mr. Mackin include a signing bonus of $200,000, which was paid upon his commencement of employment with the Company.
(2)	Amount reflects the aggregate grant date fair value of restricted stock and performance stock unit awards as calculated in accordance with FASB ASC Topic 718. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2016 for assumptions we used in valuing these awards. These numbers include restricted stock awarded on February 22, 2016 to Mr. Lee and Ms. Holloway as a special bonus for work related to the On-X acquisition.
(3)	Amount reflects the aggregate grant date fair value of stock option awards as calculated in accordance with FASB ASC Topic 718. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2016 for assumptions we used in valuing the stock option awards.
(4)	The 2015 and 2016 amounts represent the revenue and adjusted net income performance components of the awards earned pursuant to the CryoLife, Inc. Equity and Cash Incentive Plan.
(5)	The amounts in this column include matching contributions under the Company’s 401(k) plan, reimbursement of club dues and disability insurance premiums for named executive officers. Fiscal 2015 amounts also include (i) for Mr. Mackin, an $18,000 auto allowance and $44,370 in Company paid relocation expenses; and (ii) for Ms. Holloway, $18,280 for Company paid relocation expenses. Fiscal 2016 amounts also include (i) for Mr. Mackin, an $18,000 auto allowance; and, (ii) for Mr. Matthews a $13,000 travel allowance. Fiscal 2014 amounts also include for Mr. Mackin, a $30,000 payment for temporary housing and certain utilities, a $6,032 auto allowance and a $26,701 reimbursement of legal fees associated with the negotiation of Mr. Mackin’s employment agreement.

(6)	Ms. Holloway joined the Company as an executive officer April 1, 2015, and was, therefore, not a named executive officer of the Company for fiscal year 2014.
(7)	Mr. Matthews joined the Company as an executive officer on May 1, 2015, and, therefore, was not a named executive officer of the Company for fiscal year 2014. His total compensation did not meet the requirements for Mr. Matthews to be a named executive officer in 2015.
(8)	Mr. Davis joined the Company as an executive officer on September 8, 2015, and, therefore, was not a named executive officer of the Company for fiscal year 2014. His total compensation did not meet the requirements for Mr. Davis to be a named executive officer in 2015.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price on Committ-ee Action Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Benchmark ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
J. Patrick Mackin	2/19/16	316,200	465,000	613,800
	2/19/16							42,484				435,036
	2/19/16								119,672	10.24	10.24	435,606
	2/19/16				25,490	42,484	61,177					435,036
D. Ashley Lee	2/19/16	158,010	232,368	306,726
	2/19/16							13,072				133,857
	2/19/16								36,822	10.24	10.24	134,032
	2/19/16				7,843	13,072	18,824					133,857
	2/22/16							3,662				38,378
Jean F. Holloway	2/19/16	96,108	141,336	186,564
	2/19/16							9,314				95,375
	2/19/16								26,236	10.24	10.24	95,499
	2/19/16				5,588	9,314	13,412					95,375
	2/22/16							2,930				30,706
William R. Matthews	2/19/16	103,428	152,100	200,772
	2/19/16							9,314				95,375
	2/19/16								26,236	10.24	10.24	95,499
	2/19/16				5,588	9,314	13,412					95,375
John E. Davis	2/19/16	105,060	154,500	203,940
	2/19/16							9,314				95,375
	2/19/16								26,236	10.24	10.24	95,499
	2/19/16				5,588	9,314	13,412					95,375

(1)	These columns represent the awards granted under our 2016 short-term incentive program under the 2007 Executive Incentive Plan, using the metrics of the 2016 Bonus Plan approved by the Committee. Threshold for (i) the revenue component is 95% to goal, which pays out at 60% of target payout; (ii) the adjusted income component is 85% to goal, which pays out at 60% of target payout; and (iii) the personal performance component has no threshold, so it is calculated at 100% to target payout. Benchmark for (i) the revenue component is 105% to goal, which pays out at 140% of target payout; (ii) the adjusted income component is 115% to goal, which pays out at 140% of target payout; and (iii) the personal performance component has no benchmark, so it is calculated at 100% to target payout. The 2016 Umbrella Plan places a final cap on all named executive officers cash bonuses for the entire fiscal year 2016 at 200% of each officer’s base salary.
(2)	These columns represent awards of performance stock units pursuant to the CryoLife, Inc. Equity and Cash Incentive Plan. In regard to the restricted shares of common stock earned pursuant to this grant and its requisite performance metrics, 50% vested on the first anniversary of the grant date, 25% will vest on the second anniversary of the grant date and 25% will vest on the third anniversary.
(3)	This column represents awards of stock options pursuant to the CryoLife, Inc. Equity and Cash Incentive Plan. One-third of the shares became exercisable on the first anniversary of the grant date, and an additional one-third will become exercisable on each subsequent anniversary thereof until all shares of the option are exercisable on the third anniversary of the grant date, assuming continuous employment and no further action by the Committee to waive such employment requirement. The exercise price of $10.24 per share is equal to the closing price of our common stock on the NYSE on the date of issuance, February 19, 2016. The value of the options is based on an option value of $3.64. These options have a seven-year term.

Employment Agreement with J. Patrick Mackin

In July 2014 the Board of Directors appointed Mr. Mackin as President and CEO, and CryoLife and Mr. Mackin entered into an employment agreement (the “Mackin Agreement”). The Mackin Agreement has an initial term of three years following the effective date, extended by one day for each day beginning on the second anniversary of the effective date. The Mackin Agreement provides that commencing January 1, 2015, Mr. Mackin is entitled to participate in annual long-term incentive opportunities as determined by the Compensation Committee consistent with those provided to similarly situated CryoLife executive officers and in accordance with CryoLife’s plans and applicable award agreements. Benefits currently include participation in CryoLife’s plan-based awards with other CryoLife executives for performance stock units, stock options and restricted stock subject to continued employment and achievement of corporate/Board of Directors objectives set by the Committee.

The Mackin Agreement provides for a target cash bonus of 60% of base salary, a $200,000 signing bonus and new hire grants of options to purchase 400,000 shares of Company common stock and a performance share grant with respect to 250,000 shares of Company common stock, the performance metric thereto having been determined satisfied by the Committee as of December 31, 2015. In the event Mr. Mackin’s employment is terminated without cause or Mr. Mackin resigns for good reason, he is entitled to a cash severance payment of 1.5 times his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the date bonuses are awarded) paid in regular payroll installments over eighteen months plus continued Company medical coverage for the same period. If Mr. Mackin’s employment is terminated without cause, or Mr. Mackin resigns for good reason during the period beginning six months prior to and ending two years following a change of control of the Company, Mr. Mackin is entitled to receive a termination payment, in lieu of the severance described in the prior sentence, of 2.5 times his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the date bonuses are awarded), paid in a lump sum. The agreement also includes various post-employment prohibitions regarding competing with us, soliciting our employees and customers and disclosing our confidential information.

For purposes of the Mackin Agreement, “cause” generally means (i) an intentional act of fraud, embezzlement, theft or any other material violation of law that occurs during or in the course of the executive’s employment, (ii) intentional damage of Company assets, (iii) intentional disclosure of Company confidential information contrary to the Company’s policies, (iv) material breach of the executive’s obligations under the agreement, (v) intentional engagement by the executive in any activity that would constitute a breach of his duty of loyalty or of his assigned duties, (vi) intentional breach by the executive of any Company policies or procedures, (vii) willful and continued failure by the executive to perform his assigned duties, other than as a result of incapacity due to physical or mental illness, (viii) executive is prevented from performing certain duties contemplated by the agreement by reason of an agreement with a prior employer or (ix) willful conduct by the executive that is demonstrably and materially injurious to the Company, monetarily or otherwise.

For purposes of the Mackin Agreement, “good reason” generally means (i) the assignment to the executive, without his consent, of any duties materially inconsistent with his position, authority, duties or responsibilities, including changes in status, offices or titles and any change in the executive’s reporting requirements that would cause him to report to an officer who is junior in seniority to the officer to whom he previously reported, (ii) requiring the executive to be based other than within 25 miles of Company headquarters as of the effective date or (iii) any other action that results in a material diminution in his position, authority, duties, responsibilities or aggregate base salary and cash bonus.

Termination payments under the Mackin Agreement are further quantified at Potential Payments Upon Termination or Change of Control – J. Patrick Mackin beginning on page 49.

Change of Control Agreements with Other Named Executive Officers

CryoLife is not party to agreements with Messrs. Lee, Matthews or Davis or with Ms. Holloway that provide any guarantee of employment other than as at-will employees; however, on November 21, 2016, CryoLife entered into change of control agreements with each of them. The change of control agreements, generally, provide that the Company will pay a severance payment if the officer is terminated by the Company without cause or terminates his or her own employment for good reason during a period extending from six months before to two years after a change of control of CryoLife. This is a “double-trigger” provision that requires not only a change of control of CryoLife but also an employment action. The agreements have a one year renewal term, and they provide a severance payment, upon certain conditions, of a multiplier of base salary and cash bonus. Mr. Lee’s agreement has a 2 times multiplier, and Messrs. Davis and Matthews and

Ms. Holloway’s agreements have a 1.5 times multiplier. See Potential Payments upon Termination or Change of Control – Employment, Separation and Release and Change of Control Agreements – Change of Control Agreements with Other Named Executive Officers beginning on page 46 for further details regarding these agreements.

Plan-Based Awards

Equity Awards

Equity awards, including long-term performance awards, granted in fiscal 2016 to our named executive officers were subject to the terms of the CryoLife, Inc. Equity and Cash Incentive Plan.

Annual Performance-Based Bonus Program

The 2016 bonus program under the 2007 Executive Incentive Plan provided for bonuses based on a percentage of participants’ 2016 base salaries, varying among participants, based on three metrics:

•	Revenues
•	Adjusted net income
•	Personal performance

All bonus criteria relate to Company and individual performance for the full 2016 fiscal year. See Compensation Discussion and Analysis beginning on page 22 for further details regarding the 2016 fiscal year plan and results.

Outstanding Equity Awards at December 31, 2016(*)
Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
J. Patrick Mackin							250,000(1)	4,787,500
	266,667	133,333(2)	10.18	9/2/2021
	28,369	56,736(3)	11.00	2/19/2022
		119,672(4)	10.24	2/19/2023
					30,832(5)	590,433
					19,932(6)	381,698
					42,484(7)	813,569
					60,496(8)	1,158,498
D. Ashley Lee	63,333		5.12	2/23/2018
	16,666		5.67	2/18/2019
	16,666		6.12	2/15/2020
	11,111	5,555(9)	9.97	2/26/2021
	11,348	22,694(3)	11.00	2/19/2022
		36,822(4)	10.24	2/19/2023
					16,667(10)	319,173
					12,333(5)	236,177
					2,083(11)	39,889
					7,972(6)	152,664
					13,072(7)	250,329
					3,662(12)	70,127
					18,613(8)	356,439
Jean F. Holloway	2,334	4,666(13)	10.28	4/1/2022
	3,769	13,538(14)	9.64	9/10/2022
		26,236(4)	10.24	2/19/2023
					7,000(15)	134,050
					7,252(16)	138,876
					4,688(17)	89,775
					9,314(7)	178,363
					2,930(12)	56,110
					13,261(8)	253,948
William R. Matthews	2,667	5,333(14)	9.64	9/10/2022
		26,236(4)	10.24	2/19/2023
					8,500(16)	162,775
					9,314(7)	178,363
					13,261(8)	253,948
John E. Davis	3,334	6,666(14)	9.64	9/10/2022
		26,236(4)	10.24	2/19/2023
					10,000(16)	191,500
					9,314(7)	178,363
					13,261(8)	253,948

* All values in this table are based on the closing price of the Company’s common stock on the NYSE on December 30, 2016 of $19.15.

	Type of Grant	Grant Date	Vesting Rate	Vesting Dates	Conditions
(1)	Performance and service-based restricted stock	9/2/2014	100% cliff vesting	9/2/2017	Continued employment through vesting date required; also, we must achieve at least $20 million in adjusted EBITDA over any four consecutive calendar quarters prior to the vesting date
(2)	Service-based stock options	9/2/2014	33 1/3% per year	9/2/2015 9/2/2016 9/2/2017	Continued employment through vesting date required
(3)	Service-based stock options	2/19/2015	33 1/3% per year	2/19/2016 2/19/2017 2/19/2018	Continued employment through vesting date required
(4)	Service-based stock options	2/19/2016	33 1/3% per year	2/19/2017 2/19/2018 2/19/2019	Continued employment through vesting date required
(5)	Service-based restricted stock	2/19/2015	100% cliff vesting	2/19/2018	Continued employment through vesting date required
(6)	Performance stock units	2/19/2015	• 50% on first anniversary of grant date • 25% on second anniversary of grant date • 25% on third anniversary of grant date	2/19/2016 2/19/2017 2/19/2018

Number of shares earned based on adjusted EBITDA performance for fiscal 2015, which the Compensation Committee determined in February 2016 to be 136.7% of the target award. Number of shares shown reflects the total number of shares remaining after the first vesting tranche on 2/19/2016.

Continued employment through vesting date required

(7)	Service-based restricted stock	2/19/2016	100% cliff vesting	2/19/2019	Continued employment through vesting date required
(8)	Performance stock units	2/19/2016	• 50% on first anniversary of grant date • 25% on second anniversary of grant date • 25% on third anniversary of grant date	2/19/2017 2/19/2018 2/19/2019

Number of shares earned based on adjusted EBITDA performance for fiscal 2016, which the Compensation Committee determined in February 2017 to be 150% of the target award. Number of shares shown reflects the total number of shares earned, as none of the shares had vested as of 12/31/2016.

Continued employment through vesting date required

(9)	Service-based stock options	2/26/2014	33 1/3% per year	2/26/2015 2/26/2016 2/26/2017	Continued employment through vesting date required
(10)	Service-based restricted stock	2/26/2014	100% cliff vesting	2/26/2017	Continued employment through vesting date required
(11)	Performance stock units	2/26/2014	• 50% on first anniversary of grant date • 25% on second anniversary of grant date • 25% on third anniversary of grant date	2/26/2015 2/26/2016 2/26/2017

Number of shares earned based on adjusted EBITDA performance for fiscal 2014, which the Compensation Committee determined in February 2015 to be 50% of the target award. Number of shares shown reflects the number of shares remaining after the first two vesting tranches on 2/26/16.

Continued employment through vesting date required

(12)	Service-based restricted stock	2/22/2016	100% cliff vesting	2/22/2019	Continued employment through vesting date required
(13)	Service-based stock options	4/1/2015	33 1/3% per year	4/1/2016 4/1/2017 4/1/2018	Continued employment through vesting date required
(14)	Service-based stock options	9/10/2015	33 1/3% per year	9/10/2016 9/10/2017 9/10/2018	Continued employment through vesting date required
(15)	Service-based restricted stock	4/1/2015	100% cliff vesting	4/1/2018	Continued employment through vesting date required
(16)	Service-based restricted stock	9/10/2015	100% cliff vesting	9/10/2018	Continued employment through vesting date required

(17)	Performance stock units	9/10/2015

• 50% on 2/19/2016, first anniversary of grant date of units granted to other named executive officers

• 25% on 2/19/2017, second anniversary of grant date of units granted to other named executive officers

• 25% on 2/19/2018, third anniversary of grant date of units granted to other named executive officers

2/19/2016 2/19/2017 2/19/2018

Number of shares earned based on adjusted EBITDA performance for fiscal 2015, which the Compensation Committee determined in February 2016 to be 136.7% of the target award. Number of shares shown reflects the number of shares remaining after the first vesting tranche on 2/19/2016.

Continued employment through vesting date required

Option Exercises and Stock Vested(1)

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(3) ($)
(a)	(b)	(c)	(d)	(e)
J. Patrick Mackin	N/A	N/A	19,932	204,104
D. Ashley Lee	54,033	452,787	31,566	298,480
Jean F. Holloway	3,000	22,161	4,688	48,005
William R. Matthews	N/A	N/A	N/A	N/A
John E. Davis	N/A	N/A	N/A	N/A

(1)	This table provides information regarding stock option exercises and vesting of restricted stock and performance stock units during 2016.
(2)	Value Realized on Exercise is equal to the number of shares acquired multiplied by the difference between the exercise price and the share price on the NYSE at the time of exercise, as detailed in the following table, without regard to any proceeds that may have been received upon any sale of the underlying shares.
(3)	Value Realized on Vesting is equal to the number of shares acquired multiplied by the closing share price on the NYSE on the date of vesting, without regard to any proceeds that may have been received upon any sale of the underlying shares.

NONQUALIFIED DEFERRED COMPENSATION

The following table presents components of nonqualified deferred compensation under the Executive Deferred Compensation Plan for each named executive officer. For a description of the terms of the Executive Deferred Compensation Plan, see 2016 Deferred Compensation beginning on page 33.

Name	Executive Contributions in Fiscal 2016(1) ($)	Company Contributions in Fiscal 2016 ($)	Aggregate Earnings in Fiscal 2016(2) ($)	Aggregate Withdrawals and Distributions in Fiscal 2016 ($)	Aggregate Balance at December 31, 2016(3) ($)
(a)	(b)	(c)	(d)	(e)	(f)
J. Patrick Mackin	-	-	-	-	-
D. Ashley Lee	17,800	-	43,762	-	577,808
Jean F. Holloway	90,779	-	12,497	-	152,843
William R. Matthews	-	-	-	-	-
John E. Davis	-	-	-	-	-

(1)	Contributions to the deferred compensation plan that relate to an executive’s deferrals from salary and/or annual short-term incentives are included in the amounts reflected in the “Salary,” “Bonus” and/or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table for fiscal 2016 on page 38.
(2)	A participant’s account under the Executive Deferred Compensation Plan is deemed to be invested in hypothetical investment options selected by the participant from among a menu of non-proprietary mutual funds. The account is credited/debited with gains and/or losses linked to the performance of those hypothetical investment options. The plan does not have investment options that provide for above-market or preferential earnings; accordingly, the amounts provided in this column are not included in column (h) of the Summary Compensation Table for fiscal 2016 on page 38.
(3)	Amounts shown include the executive’s contributions and associated hypothetical gains/losses during 2016, as well as deferrals of salary and annual incentives (together with associated hypothetical earnings) from prior years’ participation in the plan. The amounts shown in this column, with the exception of aggregate earnings, have been reported in the “Salary,” “Bonus” and/or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table of prior year Company Proxy Statements, if the individuals were listed as named executive officers in those prior year periods. The total year prior contributions to the Executive Deferred Compensation Plan are as noted in the table below:

Name	Amount Previously Reported ($)
J. Patrick Mackin	-
D. Ashley Lee	516,246
Jean F. Holloway	49,567
William R. Matthews	-
John E. Davis	-

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

We have entered into certain agreements and maintain certain plans that will require us to provide compensation to the named executive officers in the event of specified terminations of their employment or upon a change of control of CryoLife.

Employment, Separation and Release and Change of Control Agreements

Employment Agreement with J. Patrick Mackin

Pursuant to the Mackin Agreement, Mr. Mackin will receive certain compensation upon the termination of his employment, other than termination for cause or voluntary termination without good reason.

Change of Control Agreements with Other Named Executive Officers

Messrs. Lee, Matthews and Davis and Ms. Holloway do not have agreements that provide any guarantee of employment other than as at-will employees; however, CryoLife has entered into change of control agreements with each of them that provide that the Company will pay severance payments if they are terminated by the Company without cause or terminate their employment for good reason during a period extending from six months before to two years after a change of control of CryoLife. This is a “double trigger” provision that requires not only a change of control of CryoLife but also an employment action.

Terms of the Change of Control Agreements

•	The current term of the agreement for each of Messrs. Lee, Matthews and Davis and Ms. Holloway ends December 31, 2017. Each of these agreements will automatically renew at the end of the term and every year thereafter, for an additional one-year term, unless CryoLife provides notice at least 30 days prior to the end of the then-current term that the agreement will not be extended.

•	The severance payment is an amount equal to a multiple of the sum of the executive’s base salary as of the date of termination and his or her bonus compensation for the year in which the termination of employment occurs, or if the bonus for that year has not yet been awarded, the most recently awarded bonus compensation. The multiple for Mr. Lee is 2 times base salary and bonus, and the multiple for Messrs. Matthews and Davis and Ms. Holloway is 1.5 times base salary and bonus. The agreements also provide for 18 months of medical coverage.

•	Change of control, as defined in the agreement, means a change in the ownership of CryoLife, a change in the effective control of CryoLife, or a change in the ownership of a substantial portion of the assets of CryoLife. Specifically, any of the following types of events would constitute a change of control under the agreements:

o	Any person, including a syndicate or group, acquires ownership of CryoLife stock that, taken together with CryoLife stock held by such person or group, constitutes more than 50% of the total voting power of the stock of CryoLife;

o	Any person, including a syndicate or group, acquires ownership of stock of CryoLife possessing 30% or more of the total voting power of CryoLife stock;

o	A majority of the members of CryoLife’s Board of Directors are replaced during any 12-month period by individuals whose appointment or election is not endorsed by a majority of the Board of Directors prior to the date of appointment or election; and,

o	Any person, including a syndicate or group, acquires assets from CryoLife that have a total gross fair market value equal to more than 40% of the total gross fair market value of all CryoLife assets immediately prior to such acquisition.

•	The agreements are not employment agreements, and each respective officer’s employment is “at will.”

We will not be required to make a severance payment in connection with the change of control agreements if we terminate an executive’s employment for cause, which means:

•	An act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive’s employment with CryoLife;

•	Intentional or grossly negligent damage by the executive to CryoLife assets;

•	Intentional or grossly negligent disclosure by the executive of CryoLife’s confidential information contrary to CryoLife policies;

•	Material breach of the executive’s obligations under the agreement;

•	Engagement by the executive in any activity that would constitute a breach of his or her duty of loyalty or of his or her assigned duties;

•	Breach by the executive of any of CryoLife’s policies and procedures;

•	The willful and continued failure by the executive to perform his or her assigned duties, other than as a result of incapacity due to physical or mental illness; and,

•	Willful conduct by the executive that is demonstrably and materially injurious to CryoLife, monetarily or otherwise.

An executive may terminate his or her employment for good reason in connection with a change of control without forfeiting his or her severance pay if any of the following events occur during the term of the agreement:

•	The assignment to the executive, without his or her consent, of any duties materially inconsistent with his or her position, authority, duties or responsibilities, including changes in status, offices or titles and any change in the executive’s reporting requirements that would cause him or her to report to an officer who is junior in seniority to the officer to whom he or she previously reported; or,

•	Any other action by CryoLife that results in a material diminution in his or her position, authority, duties, responsibilities or aggregate compensation, excluding for this purpose an isolated, insubstantial and inadvertent action taken in good faith and which is remedied by CryoLife within 30 days after receipt of notice from the executive.

The change of control agreements provide that we will pay any severance payment due in a lump sum not later than 30 days following the date of termination, or 30 days following a change of control in the event of an anticipatory termination. We will delay payment of the severance payment until six months after the executive’s termination if necessary to prevent him or her from having to pay additional tax under Section 409A of the Internal Revenue Code. We will also subject any severance payment to normal payroll tax withholding.

Agreement Not to Solicit

Messrs. Lee, Matthews and Davis and Ms. Holloway agree not to solicit any actual or prospective customers of CryoLife with whom they have had contact for a competing business or to solicit employees of CryoLife to leave CryoLife, and, for Ms. Holloway, subject to applicable professional and ethical obligations and other legal requirements, join a competing business during the term of the agreement and for a period of one year following the termination of the agreement. CryoLife is not required to make the severance payment, and the officer is required to repay any portion of the severance payment already received if he or she solicits customers or employees of CryoLife during the term of the agreement and for a period of one year following the termination of the agreement.

Termination and Change of Control Payments

The amount of compensation we would be required to pay to each named executive officer under certain termination and change of control scenarios is provided in the tables below. Amounts included in the tables are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ materially. The tables provided in this section for all named executive officers assume that the relevant termination or change of control event occurred on December 30, 2016, the last business day of CryoLife’s 2016 fiscal year.

J. Patrick Mackin, Chairman, President and Chief Executive Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Retirement	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control(9)
Cash Compensation	477,072(2)	1,470,149(3)	477,072(2)	477,072(2)	477,072(2)	--	2,450,248(4)
Accelerated Stock Option Exercisability	--	--	--	--	--	2,724,673(5)	2,724,673(5)
Accrued Vacation Pay	--	--	--	--	--	--	--
Medical Benefits	--	30,090(6)	--	30,090(6)	30,090(6)	--	30,090(6)
Spread Value of Vested Options	2,623,210(7)	2,623,210(7)	2,623,210(7)	2,623,210(7)	2,623,210(7)	2,623,210(7)	2,623,210(7)
Accelerated Vesting of Restricted Stock	--	--	--	--	--	7,731,698(8)	7,731,698(8)
Total	3,100,282	4,123,449	3,100,282	3,130,372	3,130,372	13,079,581	15,559,919

(1)	This table assumes that all termination and change of control events occurred on December 30, 2016. See Grants of Plan-Based Awards – Employment Agreement with J. Patrick Mackin above for a description of Mr. Mackin’s employment agreement (the “Mackin Agreement”).
(2)	Amount shown represents the Company-performance components of the 2016 annual incentive plan, to which Mr. Mackin was entitled on December 30, 2016. No amount is included for the personal performance component of the annual incentive plan.
(3)	Amount shown represents 1.5 times Mr. Mackin’s 2016 annual base salary and the 2015 bonus, as the 2016 bonus had not been paid as of December 30, 2016. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). Mr. Mackin’s estate would receive these severance payments upon his subsequent death.
(4)	Amount shown represents 2.5 times Mr. Mackin’s 2016 annual base salary and the 2015 bonus, as the 2016 bonus had not been paid as of December 30, 2016. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). This scenario assumes that following the change of control, Mr. Mackin terminated his employment for good reason, or we terminated his employment without cause. Mr. Mackin would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.
(5)	The CryoLife, Inc. Cash and Equity Incentive Plan provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 30, 2016 to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 30, 2016 of $19.15. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year.
(6)	Under the terms of the Mackin Agreement, if Mr. Mackin terminates his employment for good reason, we terminate his employment without cause or he dies or becomes disabled, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.
(7)	Amount shown represents the spread value of Mr. Mackin’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 30, 2016 ($19.15).
(8)	We issued Mr. Mackin’s new-hire, performance-based restricted stock from the Second Amended and Restated 2009 Stock Incentive Plan (which has since been amended and renamed the CryoLife, Inc. Equity and Cash Incentive Plan). That plan provides that all unvested shares of restricted stock become fully vested upon a change of control. The shares of accelerated restricted stock are valued at the closing price of our common stock on the NYSE on December 30, 2016 ($19.15).
(9)	Under the terms of the Mackin Agreement, amounts shown that are otherwise payable to Mr. Mackin would be reduced if and to the extent that doing so would cause payments that are contingent on a change of control to not be subject to the excise tax under Section 4999 of the Internal Revenue Code and thereby produce a greater net after-tax amount to him.

D. Ashley Lee, Executive Vice President, Chief Operating Officer and Chief Financial Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	238,401(2)	238,401(2)	238,401(2)	238,401(2)	238,401(2)	--	1,225,884(3)
Accelerated Stock Option Exercisability	--	--	--	--	--	564,035(4)	564,035(4)
Accrued Vacation Pay	29,790(5)	29,790(5)	29,790(5)	29,790(5)	29,790(5)	--	29,790(5)
Medical Benefits		25,438(6)		25,438(6)	25,438(6)		25,438(6)
Spread Value of Vested Options	1,524,863(7)	1,524,863(7)	1,524,863(7)	1,524,863(7)	1,524,863(7)	1,524,863(7)	1,524,863(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	--	--	--	--	--	1,424,798(8)	1,424,798(8)
Total	1,793,054	1,818,492	1,793,054	1,818,492	1,818,492	3,513,696	4,794,808

(1)	This table assumes that all termination and change of control events occurred on December 30, 2016.
(2)	Amount shown represents the Company-performance components of the 2016 annual incentive plan cash bonus, to which Mr. Lee was entitled on December 30, 2016. No amount is included for the personal performance component of the annual incentive plan.
(3)	Amount shown is equal to 2 times the sum of Mr. Lee’s 2016 salary and his entire cash bonus for 2015 that was paid in cash in February 2016. This amount assumes that following a change of control Mr. Lee terminated his employment for good reason or we terminated his employment without cause. Mr. Lee would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.
(4)	The 2002 Stock Incentive Plan, the 2004 Employee Stock Incentive Plan, and the CryoLife, Inc. Equity and Cash Incentive Plan provide that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 30, 2016 to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 30, 2016 of $19.15. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year.
(5)	Amount shown represents payment of $186.19 per hour of 2016 vacation pay that Mr. Lee had not taken as of December 30, 2016. Mr. Lee had 160 accumulated hours of vacation as of December 30, 2016 for which we were obligated to make payments as of that date.
(6)	Under the terms of Mr. Lee’s change of control agreement, if Mr. Lee terminates his employment for good reason, we terminate his employment without cause or he dies or becomes disabled, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.
(7)	Amount shown represents the spread value of Mr. Lee’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 30, 2016 ($19.15).
(8)	As of December 31, 2016, we had issued all outstanding shares of restricted stock and all performance stock units under the 2004 Employee Stock Incentive Plan and the Equity and Cash Incentive Plan. Both plans provide that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 30, 2016 ($19.15), and the 2016 performance stock units are assumed to have been earned at target level.

Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer (1) Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	145,005(2)	145,005(2)	145,005(2)	145,005(2)	145,005(2)	--	682,679(3)
Accelerated Stock Option Exercisability	--	--	--	--	--	403,897(4)	403,897(4)
Accrued Vacation Pay	10,872(5)	10,872(5)	10,872(5)	10,872(5)	10,872(5)	--	10,872(5)
Spread Value of Vested Options	56,546(6)	56,546(6)	56,546(6)	56,546(6)	56,546(6)	56,546(6)	56,546(6)
Accelerated Vesting of Restricted Stock and Performance Stock Units	--	--	--	--	--	851,122(7)	851,122(7)
Total	212,423	212,423	212,423	212,423	212,423	1,311,565	2,005,116

(1)	This table assumes that all termination events occurred on December 30, 2016.
(2)	Amount shown represents the Company-performance components of the 2016 annual incentive plan, to which Ms. Holloway was entitled on December 30, 2016. No amount is included for the personal performance component of the annual incentive plan.
(3)	Amount shown is equal to 1.5 times the sum of Ms. Holloway’s 2016 salary and her entire cash bonus for 2015 that was paid in February 2016. This amount assumes that following a change of control Ms. Holloway terminated her employment for good reason, or we terminated her employment without cause. Ms. Holloway would also receive the amount shown if we terminated her employment without cause at any time within the six months prior to the change of control.
(4)	The 2004 Employee Stock Incentive Plan and the CryoLife, Inc. Equity and Cash Incentive Plan provide that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 30, 2016 to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 30, 2016 of $19.15. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year.
(5)	Amount shown represents payment of $151.00 per hour of 2016 vacation pay that Ms. Holloway had not taken as of December 30, 2016. Ms. Holloway had 72 accumulated hours of vacation as of December 30, 2016 for which we were obligated to make payment as of that date.
(6)	Amount shown represents the spread value of Ms. Holloway’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 30, 2016 ($19.15).
(7)	As of December 31, 2016, we had issued all outstanding shares of restricted stock and all performance stock units under the 2004 Employee Stock Incentive Plan and the Equity and Cash Incentive Plan. Both plans provide that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 30, 2016 ($19.15), and the 2016 performance stock units are assumed to have been earned at target level.

William R. Matthews, Senior Vice President, Operations, Quality and Regulatory(1) Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	156,049(2)	156,049(2)	156,049(2)	156,049(2)	156,049(2)	--	637,926(3)
Accelerated Stock Option Exercisability	--	--	--	--	--	284,480(4)	284,480(4)
Accrued Vacation Pay	13,000(5)	13,000(5)	13,000(5)	13,000(5)	13,000(5)	--	13,000(5)
Medical Benefits		30,365(6)		30,365(6)	30,365(6)		30,365(6)
Spread Value of Vested Options	25,363(7)	25,363(7)	25,363(7)	25,363(7)	25,363(7)	25,363(7)	25,363(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	--	--	--	--	--	595,086(8)	595,086(8)
Total	194,412	224,777	194,412	224,777	224,777	904,929	1,586,220

(1)	This table assumes that all termination events occurred on December 30, 2016.
(2)	Amount shown represents the Company-performance components of the 2016 annual incentive plan, to which Mr. Matthews was entitled on December 30, 2016. No amount is included for the personal performance component of the annual incentive plan.
(3)	Amount shown is equal to 1.5 times the sum of Mr. Matthews’s 2016 salary and his entire cash bonus for 2015 that was paid in February 2016. This amount assumes that following a change of control Mr. Matthews terminated his employment for good reason, or we terminated his employment without cause. Mr. Matthews would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.
(4)	The 2004 Employee Stock Incentive Plan and the CryoLife, Inc. Equity and Cash Incentive Plan provide that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 30, 2016 to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 30, 2016 of $19.15. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year.
(5)	Amount shown represents payment of $162.50 per hour of 2016 vacation pay that Mr. Matthews had not taken as of December 30, 2016. Mr. Matthews had 80 accumulated hours of vacation as of December 30, 2016 for which we were obligated to make payment as of that date.
(6)	Under the terms of Mr. Matthews’s change of control agreement, if Mr. Matthews terminates his employment for good reason, we terminate his employment without cause or he dies or becomes disabled, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.
(7)	Amount shown represents the spread value of Mr. Matthews’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 30, 2016 ($19.15).
(8)	As of December 31, 2016, we had issued all outstanding shares of restricted stock and all performance stock units under the 2004 Employee Stock Incentive Plan and the Equity and Cash Incentive Plan. Both plans provide that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 30, 2016 ($19.15), and the 2016 performance stock units are assumed to have been earned at target level.

John E. Davis, Senior Vice President, Global Sales and Marketing(1) Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	158,511(2)	158,511(2)	158,511(2)	158,511(2)	158,511(2)	--	534,410(3)
Accelerated Stock Option Exercisability	--	--	--	--	--	297,156(4)	297,156(4)
Accrued Vacation Pay	5,348(5)	5,348(5)	5,348(5)	5,348(5)	5,348(5)	--	5,348(5)
Medical Benefits		25,712(6)		25,712(6)	25,712(6)		25,712(6)
Spread Value of Vested Options	31,706(7)	31,706(7)	31,706(7)	31,706(7)	31,706(7)	31,706(7)	31,706(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	--	--	--	--	--	623,811(8)	623,811(8)
Total	195,565	221,277	195,565	221,277	221,277	952,673	1,518,143

(1)	This table assumes that all termination events occurred on December 30, 2016.
(2)	Amount shown represents the Company-performance components of the 2016 annual incentive plan, to which Mr. Davis was entitled on December 30, 2016. No amount is included for the personal performance component of the annual incentive plan.
(3)	Amount shown is equal to 1.5 times the sum of Mr. Davis’s 2016 salary and his entire cash bonus for 2015 that was paid in February 2016. This amount assumes that following a change of control Mr. Davis terminated his employment for good reason, or we terminated his employment without cause. Mr. Davis would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.
(4)	The 2004 Employee Stock Incentive Plan and the Equity and Cash Incentive Plan provide that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 30, 2016 to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 30, 2016 of $19.15. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year.
(5)	Amount shown represents payment of $148.56 per hour of 2016 vacation pay that Mr. Davis had not taken as of December 30, 2016. Mr. Davis had 36 accumulated hours of vacation as of December 30, 2016 for which we were obligated to make payment as of that date.
(6)	Under the terms of Mr. Davis’s change of control agreement, if Mr. Davis terminates his employment for good reason, we terminate his employment without cause or he dies or becomes disabled, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.
(7)	Amount shown represents the spread value of Mr. Davis’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 30, 2016 ($19.15).
(8)	As of December 31, 2016, we had issued all outstanding shares of restricted stock and all performance stock units under the 2004 Employee Stock Incentive Plan and the Equity and Cash Incentive Plan. Both plans provide that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 30, 2016 ($19.15), and the 2016 performance stock units are assumed to have been earned at target level.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that CryoLife’s executive officers, non-employee directors and persons who beneficially own more than 10% of CryoLife’s stock file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, non-employee directors and greater than 10% beneficial owners are required by SEC regulations to furnish CryoLife with copies of all Section 16(a) forms they file.

Based solely on its review of copies of forms received pursuant to Section 16(a) of the Securities Exchange Act or written representations from reporting persons, CryoLife believes that with respect to 2016, it complied with all Section 16(a) filing requirements applicable to its executive officers, non-employee directors and greater than 10% beneficial owners.

CERTAIN BENEFICIAL OWNERSHIP

The name and address of each person or entity who beneficially owned 5% or more of the outstanding shares of common stock of CryoLife on March 8, 2017, based on information available to us, together with the number of shares owned and the percentage of outstanding shares that ownership represents, is set forth in the following table. The table also shows information concerning beneficial ownership by the named executive officers and by all current non-employee directors and executive officers as a group. The number of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after March 8, 2017 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting powers, or shares such powers with his or her spouse, with respect to the shares set forth in the following table. To CryoLife’s knowledge, none of the shares shown in the table below is subject to a pledge or similar arrangement.

Beneficial Owner	Number of Shares of CryoLife Common Stock Beneficially Owned (#)	Percentage of Outstanding Shares of CryoLife Common Stock (%)
J. Patrick Mackin	766,530(1)	2.28
D. Ashley Lee	432,657(2)	1.30
Jean F. Holloway	60,361(3)	*
William R. Matthews	41,083(4)	*
John E. Davis	43,036(5)	*
Thomas F. Ackerman	94,086	*
James S. Benson	60,086	*
Daniel J. Bevevino	94,086	*
James W. Bullock	3,003	*
Ronald C. Elkins, M.D.	97,586	*
Ronald D. McCall	169,248	*
Harvey Morgan	81,336	*
Jon W. Salveson	74,086	*
Blackrock, Inc.	3,374,492(6)	10.2
Capital Research Global Investors	2,831,429(7)	8.5
Morgan Stanley	1,827,678(8)	5.5
Morgan Stanley Smith Barney LLC	1,734,854(9)	5.2
Dimensional Fund Advisors LP	1,749,123(10)	5.3
All current directors and Named Executive Officers as a group (13 persons)(12)	2,017,184(11)	6.0

________________________________

* Ownership represents less than 1% of outstanding CryoLife common stock.

(1)	Amount includes 363,295 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 8, 2017. This amount also includes 104,427 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of March 8, 2017. This amount does not include 40,214 shares earned under 2015 and 2016 performance stock unit awards that had not vested as of March 8, 2017, and that will not vest within 60 days thereafter, or performance stock units granted in February 2017 (31,111 shares at target performance).
(2)	Amount includes 148,300 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 8, 2017. This amount also includes 5,000 shares held by Mr. Lee’s spouse and 1,500 shares held in trust for Mr. Lee’s children. This amount also includes 38,178 shares of unvested restricted stock subject to forfeiture which Mr. Lee holds as of March 8, 2017. This amount does not include 13,292 shares earned under 2015 and 2016 performance stock unit awards that had not vested as of March 8, 2017, and that will not vest within 60 days thereafter, or performance stock units granted in February 2017 (9,111 shares at target performance).
(3)	Amount includes 17,182 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 8, 2017. This amount also includes 34,032 shares of unvested restricted stock subject to forfeiture that Ms. Holloway holds as of March 8, 2017. This amount does not include 8,974 shares earned under 2015 and 2016 performance stock unit awards that had not vested as of March 8, 2017, and that will not vest within 60 days thereafter, or performance stock units granted in February 2017 (7,536 shares at target performance).

(4)	Amount includes 11,413 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 8, 2017. This amount also includes 24,094 shares of unvested restricted stock subject to forfeiture that Mr. Matthews holds as of March 8, 2017. This amount does not include 6,631 shares earned under 2016 performance stock unit awards that had not vested as of March 8, 2017, and that will not vest within 60 days thereafter, or performance stock units granted in February 2017 (6,280 shares at target performance).
(5)	Amount includes 12,080 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 8, 2017. This amount also includes 26,536 shares of unvested restricted stock subject to forfeiture that Mr. Davis holds as of March 8, 2017. This amount does not include 6,631 shares earned under 2016 performance stock unit awards that had not vested as of March 8, 2017, and that will not vest within 60 days thereafter, or performance stock units granted in February 2017 (7,222 shares at target performance).
(6)	Information based on Schedule 13G/A filed on January 9, 2017 by BlackRock, Inc. (“BlackRock”). Per this schedule, BlackRock has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for BlackRock is BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(7)	Information based on Schedule 13G/A filed on February 9, 2017 by Capital Research Global Investors (“Capital Research”). Per this schedule, Capital Research has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Capital Research is Capital Research Global Investors, 333 South Hope Street, Los Angeles, CA 90071.
(8)	Information based on Schedule 13G/A filed on February 13, 2017 by Morgan Stanley (“Morgan Stanley”). Per this schedule, Morgan Stanley has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Morgan Stanley is Morgan Stanley, 1585 Broadway, New York, NY 10036.
(9)	Information based on Schedule 13G/A filed on February 13, 2017 by Morgan Stanley Smith Barney LLC (“MSSB”). Per this schedule, MSSB has the shared power to vote, or to direct the vote of, and shared power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for MSSB is Morgan Stanley Smith Barney LLC, 1585 Broadway, New York, NY 10036.
(10)	Information based on Schedule 13G/A filed on February 9, 2017 by Dimensional Fund Advisors LP (“Dimensional”). Per this schedule, Dimensional has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Dimensional is Dimensional Fund Advisors LP, Building One, 6300 Bee Cave Road, Austin, Texas 78746.
(11)	Amount includes:

552,270 shares subject to options that are presently exercisable or will become exercisable within 60 days after March 8, 2017;

57,300 shares held of record by the spouses of executive officers and directors;

1,500 shares held of record by the children of an executive officer; and,

291,408 shares of unvested restricted common stock subject to forfeiture that all current directors and Executive Officers as a group hold as of March 8, 2017.

This amount does not include performance stock units granted in February 2017 or 75,744 shares earned under 2015 and 2016 performance stock unit awards that had not vested as of March 8, 2017, and that will not vest within 60 days thereafter.

(12)	The business address for all CryoLife non-employee directors and employees is: c/o CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, GA 30144.

PROPOSAL THREE – “SAY WHEN ON PAY” ADVISORY VOTE ON THE frequencENCY OF STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The following proposal gives you, as a stockholder, the opportunity to inform us as to how frequently you wish the Company to include a proposal (i.e., a “Say on Pay” Proposal) to permit stockholders to cast an advisory vote on the compensation of our named executive officers in our future annual proxy statements. In accordance with the changes to Section 14A of the Securities Exchange Act, as amended, which were made pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, public companies are now required to submit a proposal to their stockholders regarding the frequency of “Say on Pay” votes at least every six years for a non-binding advisory vote.

We believe that a Say on Pay vote provides a meaningful way for stockholders to communicate with a company regarding their approval or disapproval of executive pay practices. While we hope that the advisory Say on Pay vote will become a useful communication tool for our stockholders, we believe that the vote will only be effective to the extent it fosters continued and specific dialogue between our Company and our stockholders. We recommend that you vote for a one year Say on Pay vote frequency for the stockholder’s advisory executive compensation vote. However, stockholders are not being asked to approve the Board of Directors’ recommendation. Instead, you may choose between a Say on Pay vote every one year, two years or three years or to abstain from the vote.

Required Vote

The outcome of this advisory vote will be determined by a plurality of votes cast by the holders of shares entitled to vote in the election. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR A ONE-YEAR FREQUENCY FOR STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL FOUR – APPROVAL OF CERTAIN AMENDMENTS TO THE CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN

The CryoLife, Inc. Equity and Cash Incentive Plan (the “ECIP”) is the governing vehicle through which the Company awards equity and cash compensation to employees and non-employee directors. We are recommending certain amendments that change the caps on awards that may be granted under the ECIP. There are no other material changes proposed to the ECIP. If approved by the stockholders at the Annual Meeting, the amendments will become effective on May 18, 2017. If the stockholders do not approve the amendments, the ECIP will remain unchanged and in effect in accordance with its terms. The text of the ECIP as amended by the proposed amendments, formatted to highlight the proposed amendments, is attached hereto as Appendix B, and we urge stockholders to review the amendments carefully.

Amendments to the ECIP

After consulting with the Committee’s independent compensation consultant, the Board of Directors recommends that the stockholders adopt amendments to the ECIP that provide a separate, lower annual cap for awards available for grant to individual non-employee directors and a higher annual cap for awards available for grant to individual employees as follows:

	EXISTING Non-Employee Directors and Employees	AMENDMENT Non-Employee Employees Directors
Cash	$1,500,000	$500,000	$2,000,000
Combined Options and Stock Appreciation Rights	400,000	75,000	800,000
Combined PSAs, RSAs and Stock Unit Awards	250,000	25,000	350,000

The Board of Directors believes two issues regarding the awards available to the Committee for grant under the ECIP are addressed through these amendments. First, it is advisable for CryoLife to have separate caps for awards to non-employee directors and for awards to employees. While CryoLife’s compensation for non-employee directors is just at or below the median for our peer proxy group, a stockholder-approved cap on non-employee director compensation is a clear method of providing protection against claims of self-dealing, and, indeed, preventing self-dealing. Second, the ECIP’s current annual limits on cash and equity awards could interfere with the Company’s ability to attract a high quality CEO or other high-level executive, should the need arise.

Purpose of the ECIP and Amendments

The purpose of the ECIP is to (i) attract and retain executive officers and other employees of the Company and its defined subsidiaries, (ii) motivate employee participants, by means of appropriate incentives, to achieve long-range goals, (iii) provide equity compensation to non-employee directors of the Company, (iv) provide incentive compensation opportunities to employee participants that are competitive with other similar companies, and (v) further align the interests of participants with those of our stockholders through compensation that is based on the Company’s common stock, and thereby promote the long-term financial interests of the Company, including the growth in value of the Company’s equity and enhancement of long-term stockholder returns.

We believe strongly that our equity compensation programs and emphasis on employee stock ownership have been integral to our past success and our ability to attract and retain high performing executives. The amendments proposed will enhance our ability to achieve consistently superior performance in the years ahead. Therefore, the approval of the proposed amendments is vital to our ability to achieve our future growth goals and create even greater stockholder value. Given the information above, the Board of Directors asks you to approve the following resolution:

“Resolved, that CryoLife’s stockholders approve the amendments to the CryoLife, Inc. Equity and Cash Incentive Plan, as disclosed in this Proxy Statement and attached hereto as Appendix B.”

Required Vote

The affirmative vote of a majority of the votes cast, either for or against, by the holders of the shares of common stock voting is required to approve this proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this vote.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF CERTAIN AMENDMENTS TO THE CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN.

PROPOSAL FIVE – APPROVAL OF the addition OF three million shares to the CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN

The CryoLife, Inc. ECIP is the governing vehicle through which the Company awards equity and cash compensation to employees and non-employee directors. We are recommending that the Stockholders approve the addition of 3,000,000 shares to the ECIP.

Addition Proposal

The Board of Directors proposes the addition of 3,000,000 shares of authorized but unissued Company stock to the original 7,100,000 approved by stockholders in 2009 for the CryoLife, Inc. Equity and Cash Incentive Plan when the plan was created, which was supplemented by 250,000 shares in December 2013.

Current Funding of the ECIP

Under the current funding, the maximum number of shares of CryoLife common stock that may be delivered pursuant to the ECIP during its term is 7,350,000 shares, including the shares that have already been issued or are subject to outstanding Awards as of March 8, 2017 (which includes performance shares reserved for a maximum value payout). Also, shares forfeited due to unachieved performance goals and shares forfeited due to cancelled and expired options were returned to the ECIP to be reissued. Based on the Awards outstanding under the ECIP as of March 8, 2017, and assuming no issuances or forfeitures prior to the Annual Meeting and that all performance shares granted in 2017 will pay out at maximum value, a total of 1,295,335 shares will be available for issuance if there is no addition. All such available shares would be available for issuance pursuant to options or SARs, which would reduce available shares on a one-for-one basis. More than 500,000 shares have already been issued under the ECIP pursuant to awards other than options and SARs; all such shares that are issued in the future shall therefore reduce the aggregate number of shares available for issuance under the ECIP by 1.5 shares, except that any forfeiture of shares that were issued on a one-for-one basis may be reissued at that basis.

Purpose of the ECIP and Share Addition

The purpose of the ECIP is discussed above at Proposal Four – Approval of Certain Amendments to the CryoLife, Inc. Equity and Cash Incentive Plan – Purpose of the ECIP and Amendments beginning on page 58.

Addition is desirable because the Company has increased its strategic use of equity to attract and retain exceptional employees and ensure their alignment with Company goals. The current run rate is approximately 900,000 shares per year, a substantial amount of which are Restricted Stock Units subject to the 1.5 multiplier for depletion purposes. The ECIP expires in May 2021, but we believe the ECIP may be depleted of shares by 2018.

We anticipate that the proposed 3,000,000 share addition should adequately fund the ECIP through May 2020, when the Board anticipates proposing a new equity and cash incentive plan. Any remaining shares in the ECIP would then be transferred into the new plan, should it be approved by the stockholders.

As we believe strongly that our equity compensation programs and emphasis on employee stock ownership have been integral to our past success and our ability to attract and retain high performing executives, the addition of shares to the ECIP is essential to its continued successful use by the Company, and the subsequent creation of stockholder value. The Board of Directors asks you to approve the following resolution:

“Resolved, that CryoLife’s stockholders approve the addition of three million shares to the CryoLife, Inc. Equity and Cash Incentive Plan.”

Required Vote

The affirmative vote of a majority of the votes cast, either for or against, by the holders of the shares of common stock voting is required to approve this proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this vote.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADDITION OF THREE MILLION SHARES TO THE CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN.

PROPOSAL SIX – RATIFICATION OF THE APPROVAL OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information

The Board of Directors recommends the Company’s stockholders ratify the approval of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm for the fiscal year ending December 31, 2017. Representatives of Ernst & Young are expected to attend the 2017 Annual Meeting, and representatives of the firm will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The submission of the approval of Ernst & Young for ratification by stockholders is not legally required; however, the Board of Directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue of corporate governance. If the stockholders do not ratify the approval of Ernst & Young, the selection of such firm as the independent registered public accounting firm for the Company will be reconsidered by the Audit Committee, provided that the committee retains sole authority with respect to all decisions regarding the engagement of the Company’s independent registered public accounting firm, including the decision as to whether or not the 2017 appointment will stand, regardless of whether the stockholders vote to ratify the approval.

Fees Incurred for Work Performed by the Independent Registered Public Accounting Firm for Fiscal 2016 and Fiscal 2015

The following table presents Ernst & Young’s professional service fees for the audit of the Company’s annual financial statements for fiscal years ending 2016 and 2015, as well as fees for other services rendered during those periods.

	2016(1)	2015
Audit fees(2)	$1,018,000	$694,000
Audit-related fees	---	---
Tax fees(3)	$2,000	$91,000
All other fees(4)	$63,000	$226,000
Total	$1,083,000	$1,011,000

(1)	The 2016 fees are not final and include some best estimate accruals.
(2)	Includes work performed for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with statutory requirements, regulatory filings and similar engagements for the fiscal year, such as comfort letters, attest services, consents and assistance with review of documents filed with the SEC.
(3)	Includes tax compliance and reporting services.
(4)	Reflects work related to the due diligence for mergers and acquisitions.

The Company’s Audit Committee approved all of the services described above. The Audit Committee has determined that the payments made to Ernst & Young for these services are compatible with maintaining such firm’s independence.

Audit Committee’s Pre-approval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace, compensate and oversee the work of any independent registered public accounting firm, who must be, when required, a registered firm as defined by law whose purpose is the preparation or issuance of an audit report or related work. The independent registered public accounting firm’s reports and other communications are to be delivered directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting.

The Audit Committee pre-approves all audit and non-audit services performed by the independent registered public accounting firm and all engagement fees and terms in connection therewith, except as otherwise permitted by federal law and regulations. To date, no services have been approved by the Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C), which provides a limited exception to the requirement that services be approved in advance by the Audit Committee if certain conditions are met.

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF The approval of ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Householding

CryoLife is providing notice of the Annual Meeting and access to the Proxy Statement and Annual Report via the “Notice and Access” method. For those stockholders who request paper copies of the Proxy documents and share the same last name and address, they may receive only one copy of our Annual Report and Proxy Statement, unless we receive contrary instructions from any stockholder at that address. This is referred to as “householding.” If you prefer to receive multiple copies of the Annual Report and Proxy Statement at the same address, additional copies will be provided to you promptly upon written or oral request. All communications should be directed as indicated on the instructions that were included on the notice mailing or to Jean F. Holloway, Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355.

If you are a beneficial owner, you can request additional copies of the Annual Report and Proxy Statement or you can request householding by notifying your broker, bank or nominee.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Upon the written request of any record or beneficial owner of common stock of CryoLife whose proxy was solicited in connection with the 2017 Annual Meeting of Stockholders, CryoLife will furnish such owner, without charge, a copy of its Annual Report on Form 10-K without exhibits for its fiscal year ended December 31, 2016. Requests for a copy of such Annual Report on Form 10-K should be addressed to Jean F. Holloway, Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. Copies of this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016 may also be obtained without charge through the SEC's website at www.sec.gov.

In addition, we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at www.cryolife.com.

It is important that proxies be voted promptly. Stockholders who do not expect to attend the meeting in person are urged to vote their proxies online, by telephone or by mail, following the instructions at the beginning of this Proxy Statement.

By Order of the Board of Directors:

J. PATRICK MACKIN Chairman, President and Chief Executive Officer

Date: March 28, 2017

APPENDIX A – NON-GAAP FINANCIAL MEASURE INFORMATION

Set forth below in this Appendix A is important information about the following non-GAAP financial measures discussed in this Proxy Statement:

•	Adjusted net income
•	Adjusted EBITDA
•	Adjusted inventory
•	Accounts receivable – DSO

Although we believe that these measures are useful tools, no single financial measure provides all of the information that is necessary to gain a complete understanding of our performance, condition and liquidity. Therefore these numbers are intended to be, and should be, evaluated in the context of the full information provided in our Annual Report on Form 10-K, including the financial statements presented in accordance with GAAP, the footnotes thereto and the accompanying management’s discussion and analysis, as well as in our other filings with the SEC.

Adjusted Net Income

As discussed in this Proxy Statement, annual bonuses paid to executives under our short-term incentive plan are partially conditioned upon the achievement of specified levels of “adjusted net income.” The use of this non-GAAP, adjusted performance measures in the short-term incentive plan was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process. We disclosed herein the actual 2016 performance results using this non-GAAP measure so that investors may see the extent to which the goals were achieved. We believe disclosing this information is useful because it helps explain how challenging our annual bonus targets are over time.

Adjusted net income for 2016 was calculated as net income exclusive of:

•	Interest expense and income;
•	Stock compensation expense, other than stock compensation expense related to the bonus plan;
•	Research and development expense, excluding salaries and related expenses;
•	Other income and expense;
•	Income taxes;
•	Grant revenue;
•	Charges related to acquisitions, licenses, business development, integration costs;
•	Litigation costs; and,
•	Unbudgeted executive severance expenses and onboarding costs.

The tables below provide reconciliations of 2016 adjusted net income to 2016 net income under GAAP:

2016 Adjusted Net Income (in Thousands)

2016 Adjusted Net Income	$42,002
Interest income/expense, net	(2,971)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(6,328)
Research and development expense, excluding that portion pertaining to salaries and related expenses	(6,963)
Other income, net	(437)
Income tax expense, net	(7,634)
Grant revenues	--
Charges related to acquisitions, licenses, business development or integration costs	(6,856)
Litigation	(35)
Unbudgeted executive severance expenses and on-boarding costs	--
2016 GAAP Net Income	$10,778

A-1

Adjusted EBITDA

As discussed in this Proxy Statement, the 2016 annual grants of performance stock units to executives are conditioned 80% upon the Company’s achievement of pre-determined levels of adjusted EBITDA, 10% upon the achievement of target levels of adjusted inventory and 10% upon the achievement of target levels of accounts receivable – DSO. The use of these non-GAAP adjusted performance measures was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process.

Adjusted EBITDA is calculated as net income before interest, taxes, depreciation and amortization, as further adjusted by removing the impact of the following:

•	Stock-based compensation;
•	Research and development expenses (excluding salaries and related expense);
•	Grant revenue;
•	Litigation expense or income;

•    Acquisition, license and other business development expense;

•    Integration costs (including any litigation costs or income related to assumed litigation);

•    Other income or expense; and,

•    Unbudgeted executive severance expenses and onboarding costs.

The table below provides a reconciliation of 2016 adjusted EBITDA to 2016 net income under GAAP:

2016 Adjusted EBITDA Reconciliation (in Thousands)

2016 Adjusted EBITDA	$46,534
Interest income/expense, net	(2,971)
Income tax expense, net	(7,634)
Depreciation expense	(3,958)
Non-deal amortization expense	(574)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(6,328)
Research and development expense, excluding that portion pertaining to salaries and related expenses	(6,963)
Litigation	(35)
Charges related to acquisitions, licenses, business development or integration costs	(6,856)
Other income, net	(437)
Unbudgeted executive severance expenses and on-boarding costs	-
2016 GAAP Net Income	$10,778

Adjusted Inventory and Accounts Receivable – DSO

The adjusted inventory performance measure is calculated as our medical device products inventory (finished goods and work in process) and raw materials, exclusive of (i) inventories of ProCol ® and PhotoFix ®, as distributed in 2016 for third parties, and (ii) such inventories associated with acquired companies or assets, including On-X products. Accounts receivable – DSO is calculated by dividing (x) trade accounts receivable (net) as of December 31, 2016 by (y) net credit sales for the fourth quarter of 2015 (excluding from such calculation accounts receivable and sales associated with acquired companies or assets), and multiplying such amount by 92.

A-2

APPENDIX B – CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN

CRYOLIFE, INC.

EQUITY AND CASH INCENTIVE PLAN

SECTION 1

GENERAL

1.1       Purpose. The CryoLife, Inc. Equity and Cash Incentive Plan (the “Plan”) has been established by CryoLife, Inc. (the “Company”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants (as defined in Section 1.2 below), by means of appropriate incentives, to achieve annual and long-range goals; (iii) provide equity compensation to Directors of the Company; (iv) provide incentive compensation opportunities to employee Participants that are competitive with those of other similar companies; and (iv) further identify Participants’ interests with those of the Company’s stockholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interests of the Company and its Subsidiaries, as defined in Section 11(i), including the growth in value of the Company’s equity and enhancement of long-term stockholder return. Pursuant to the Plan, Participants may receive Options, SARs, Other Stock Awards, or Cash-Based Awards, each as defined herein (collectively referred to as “Awards”). The Plan is designed so that Awards granted hereunder intended to comply with the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), may comply with such requirements, and the Plan and such Awards shall be interpreted in a manner consistent with such requirements.

1.2       Participation. Subject to the terms and conditions of the Plan, the Committee (as defined in Section 6) shall determine and designate, from time to time, from among the Eligible Grantees, as defined in Section 11(f), those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Subject to the provisions of Section 8.2(e), Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

1.3       Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 7 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 11 of the Plan).

SECTION 2

OPTIONS AND SARS

2.1       Definitions.

(a)       The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may either be Incentive Stock Options (“ISOs”) or Non-Qualified Options (“NQOs”), as determined in the discretion of the Committee. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in Section 422(b) of the Code.

(b)       A stock appreciation right (a “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with Subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value (as defined in Section 11) of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

2.2       Exercise Price. The Exercise Price of each Option and SAR granted under this Section 2 shall be not less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Unless a higher price is established by the Committee or determined by a method established by the Committee at the time the Option or SAR is granted, the Exercise Price for each Option and SAR shall be equal to 100% of the Fair Market Value on the date of grant of the Award.

2.3.       Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, before or after grant.

2.4       Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a)       Subject to the following provisions of this Subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b)       The Exercise Price shall be payable in cash or by tendering (by actual delivery of shares) unrestricted shares of Stock that are acceptable to the Committee, valued at Fair Market Value as of the day the shares are tendered, or in any combination of cash or shares, as determined by the Committee.

(c)       To the extent permitted by applicable law, a Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.5       Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or an SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

2.6       Restrictions on Options and SAR Awards. Each Option and SAR shall be subject to the following:

(a)       The term of any Option or SAR granted under the Plan shall not exceed seven years from the date of grant.

(b)       Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

(c)       The Committee may designate whether any such Awards being granted to any Participant are intended to be “qualified performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be “qualified performance-based compensation” shall be conditioned on the achievement of one or more Performance Goals, to the extent required by Section 162(m).

SECTION 3

OTHER STOCK AWARDS

3.1 Definitions. The term “Other Stock Awards” means any of the following:

(a)       A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future.

(b)       A “Performance Share” Award is a grant of a right to receive shares of Stock or Stock Units, which is contingent on the achievement of performance or other objectives during a specified period.

(c)       A “Restricted Stock” Award is a grant of shares of Stock, and a “Restricted Stock Unit” Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

3.2       Restrictions on Other Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to the following:

(a)       Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

(b)       The Committee may designate whether any such Awards being granted to any Participant are intended to be “qualified performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be “qualified performance-based compensation” shall be conditioned on the achievement of one or more Performance Goals.

SECTION 4

CASH-BASED AWARDS

4.3       Definitions. The term “Cash-Based Award” means a right or other interest granted to a Participant under Section 4.2 of the Plan that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. For the avoidance of doubt, dividend equivalents constitute Cash-Based Awards.

4.2       Grant of Cash-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan, subject to such vesting and other conditions as the Committee shall determine in its sole discretion. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant. The maximum dollar amount that may be covered by all Cash-Based Awards granted to any individual during any fiscal year under the Plan is $2 million for employees and $500,000 for non-employee directors. At the discretion of the Committee, Cash-Based Awards under this Plan may be issued jointly under this Plan and any other cash incentive or similar plan of the Company; provided, however, that if a Cash-Based Award is issued under this Plan and another plan of the Company, to the extent of a conflict in the provisions of this Plan and the other plan, the terms of this Plan shall control.

SECTION 5

QUALIFIED PERFORMANCE-BASED COMPENSATION

5.1       Grant of Qualified Performance-Based Compensation. The Committee may determine that any Awards granted to a Covered Employee shall be considered “qualified performance-based compensation” under Section 162(m) of the Code, in which case the provisions of this Section 5 shall apply. When Awards are made under this Section 5, the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The Performance Goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Committee as “qualified performance-based compensation.”

5.2       Pre-establishment of Performance Goals. Performance Goals must be pre-established by the Committee. A Performance Goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal. However, in no event will a Performance Goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.

5.3       Adjustments to Performance Goals. The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or the financial statements of the Company or any Subsidiary of the Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, provided such adjustment occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed). In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable performance period, provided such specification occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed).

5.4       Certification of Performance Results. The Committee shall certify the satisfaction of the Performance Goal for the applicable performance period specified in the Award agreement after the performance period ends and prior to any payment with respect to the Award. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award agreement.

5.5       Payment Upon Death or Disability. The Committee may provide in the Award agreement that Awards under this Section 5 shall be payable, in whole or in part, in the event of the Participant’s death or disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

SECTION 6

STOCK SUBJECT TO THE PLAN

6.1       Awards Subject to Plan. Awards granted under the Plan shall be subject to the following:

(a)       Subject to the following provisions of this Subsection 6.1, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 7.1 million shares of Stock, less the number of shares of Stock subject to Awards that have been granted from May 21, 2014 through May 20, 2015 and have not been forfeited as of May 20, 2015. Shares of Stock issuable hereunder may, in whole or in part, be authorized but unissued shares or shares of Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Notwithstanding the foregoing, with respect to SARs that are settled in Stock, the aggregate number of shares of Stock subject to the SAR grant shall be counted against the shares available for issuance under the Plan as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise.

(b)       Subject to adjustment in accordance with Subsections 6.2 and 6.3, the following additional maximums are imposed under the Plan:

       (i)       Subject to the proviso contained in this paragraph, the maximum number of shares of Stock that may be issued in conjunction with Other Stock Awards granted pursuant to Section 3 shall be up to 500,000 shares; provided, however, that for every share of Stock in excess of 500,000 awarded hereunder in respect of Other Stock Awards, the maximum number of shares reserved for grant hereunder shall be reduced by 1.5 shares.

       (ii)       The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 800,000 for employees and 75,000 for non-employee directors during any fiscal year and the maximum number of shares of Stock that may be covered by Other Stock Awards granted to any one individual pursuant to Section 3 shall be 350,000 for employees and 25,000 for non-employee directors during any fiscal year; and

(c)       To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that shares of Stock subject to Other Stock Awards, and the issuance of which reduced the maximum number of shares authorized for issuance under the Plan by 1.5 shares, are forfeited or cancelled, or if such an Award terminates or expires without a distribution of shares to the Participant, the number of shares of Stock remaining for Award grants hereunder shall be increased by 1.5 for each share forfeited, cancelled or otherwise not delivered. Shares of Stock shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an Award and/ or withholding taxes in respect of an Award. Awards that are settled solely in cash shall not reduce the number of shares of Stock available for Awards. Upon the exercise of any Award granted in tandem with any other Award, such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. The maximum number of shares of Stock available for delivery under the Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company.

6.2       Adjustments for Changes in Capitalization. If the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination, subdivision or similar transaction, or if the Company makes an extraordinary dividend or distribution to its stockholders (including without limitation to implement a spinoff) (each, a “Corporate Transaction”) then, subject to any required action by the stockholders of the Company, the number and kind of shares of Company stock available under the Plan or subject to any limit or maximum hereunder shall automatically be proportionately adjusted, with no action required on the part of the Committee or otherwise. Subject to any required action by the stockholders, the number and kind of shares covered by each outstanding Award, and the price per share in each such Award, shall also be automatically proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a Corporate Transaction or any other increase or decrease in the number of such shares, or any decrease in the value of such shares, effected without receipt of consideration by the Company. Notwithstanding the foregoing, no fractional shares shall be issued or made subject to an Option, SAR or Other Stock Award in making the foregoing adjustments. All adjustments made pursuant to this Section shall be final, conclusive and binding upon the holders of Options, SARs and Other Stock Awards.

6.3       Certain Mergers and Other Extraordinary Events. If the Company merges or consolidates with another corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under this Plan, (A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, whether or not the Company is the surviving corporation, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, at the option of the Committee and in lieu of shares of Stock, (i) the number and class or classes of shares of Stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Award or (ii) shares of stock of the company that is the surviving corporation in such merger, consolidation, liquidation, sale or other disposition having a value, as of the date of payment under Subsection 6.3(i) as determined by the Committee in its sole discretion, equal to the value of the shares of Stock or other securities or property otherwise payable under Subsection 6.3(i); (B) whether or not the Company is the surviving corporation, if Options or other Awards have not already become exercisable, the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (C) all outstanding Options or SARs may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, provided that with respect to a merger or consolidation the Company is not the surviving company, and provided further that any optionee or SAR holder shall have the right immediately prior to such event to exercise his or her Option or SAR to the extent such optionee or holder is otherwise able to do so in accordance with this Plan or his or her individual Option or SAR agreement; provided, further, that any such cancellation pursuant to this Section 6.3 shall be contingent upon the payment to the affected Participants of an amount equal to (i) in the case of any out-of-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the value of such Option or SAR, as determined by the Committee or the Board of Directors, as applicable, in its sole discretion, and (ii) in the case of an in-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the excess of the value of the per-share amount of consideration paid pursuant to the merger, consolidation, liquidation, sale or other disposition, as the case may be, giving rise to such cancellation, over the exercise price of such Option or SAR multiplied by the number of shares of Stock subject to the Option or SAR.

Any adjustments pursuant to this Subsection 6.3 shall be made by the Board or Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive, regardless of whether or not any such adjustment shall have the result of causing an ISO to cease to qualify as an ISO.

6.4       Changes in Par Value. In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

6.5       Limitation on Grantees’ Rights. Except as hereinbefore expressly provided in this Section 6, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award, unless the Committee shall otherwise determine.

6.6       Company Right and Power. The grant of any Award pursuant to this Plan shall not adversely affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate or sell, or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Stock.

6.7       Fractional Shares. If any action described in this Section 6 results in a fractional share for any Participant under any Award hereunder, such fraction shall be completely disregarded and the Participant shall be entitled only to the whole number of shares resulting from such adjustment.

SECTION 7

OPERATION AND ADMINISTRATION

7.1       Effective Date; Duration. The Plan was originally effective as of the date of its initial approval by the stockholders of the Company, May 19, 2009. The Plan was then amended and restated by the Board in February 2012, and such amended and restated Plan became effective upon the approval of the stockholders of the Company on May 16, 2012. The Plan was then amended and restated by the Board in February 2014, and such amended and restated Plan became effective upon the approval of the stockholders of the Company on May 21, 2014. Upon approval of the Plan at the annual stockholders meeting in 2015, the Plan shall have a duration of six years from May 21, 2015; provided that in the event of Plan termination, the Plan shall remain in effect as long as any Awards under it are outstanding; provided further, however, that no Award may be granted under the Plan on a date that is more than six years from May 21, 2015.

7.2       Vesting. Except as set forth below and in Section 6.3, and other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, and except to the extent accelerated by the Committee upon death, disability, retirement or Change in Control, no Option, SAR, Restricted Stock, Restricted Stock Units or Other Stock Awards granted hereunder to any Eligible Grantee other than a non-employee Director of the Company may vest in excess of ⅓ of the number of shares subject to the Award per year for the first three years after the grant date and no such Award granted hereunder to any Eligible Grantee that is a non-Employee Director of the Company, may vest earlier than twelve months after the grant date. Unless the Committee determines otherwise, the date on which the Committee adopts a resolution expressly granting an Award shall be considered the day on which such Award is granted. The term of any Award granted under the Plan will not exceed seven years from the date of grant.

7.3       Uncertificated Stock. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

7.4       Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of unrestricted shares of Stock to which the Participant is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

7.5       Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

7.6       Dividends and Dividend Equivalents. An Award (including, without limitation, an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents. In the event an Award is conditioned on the achievement of one or more Performance Goals, any dividend payments or dividend equivalent payments will only be earned, vested or acquired to the extent the underlying Stock subject to the Award is earned, vested or acquired.

7.7       Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or any combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish.

7.8       Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

7.9       Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

7.10       Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

7.11       Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

7.12       Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

7.13       Limitation of Implied Rights.

(a)       Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)       The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

7.14       Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and shall be signed, made or presented by the proper party or parties.

7.15       Termination of Employment Following Change In Control. In the event that the employment of a Participant who is an employee of the Company or a Subsidiary is terminated by the Company during the six-month period following a Change in Control, all of such Participant’s outstanding Options and SARs may thereafter be exercised by the Participant, to the extent that such Options and SARs were exercisable as of the date of such termination of employment (x) for a period of six months from such date of termination or (y) until expiration of the stated term of such Option or SAR, whichever period is the shorter.

7.16       Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all Other Stock Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

7.17       Regulations and Other Approvals.

(a)       The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan or make any other distribution of benefits under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws (including, without limitation, the requirements of the Securities Act of 1933) and all applicable requirements of any securities exchange or similar entity, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b)       Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval, as applicable, has been effected or obtained free of any conditions not acceptable to the Committee.

(c)       In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933 and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

(d)       With respect to persons subject to Section 16 of the Securities and Exchange Act of 1934, as amended, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

7.18       Awards to Employees Subject to Taxation Outside of the United States. Without amending the Plan, Awards may be granted to Participants who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. Such different terms and conditions may be reflected in Addenda to the Plan or in the applicable Award Agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares which may be issued under the Plan or a change in the definition of Eligible Grantee.

SECTION 8

COMMITTEE

8.1       Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 8. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and are outside Directors within the meaning of Code Section 162(m). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, other than with respect to Awards intended to be “performance-based compensation” under Section 162(m) of the Code. Unless otherwise determined by the Board, CryoLife’s Compensation Committee shall be designated as the “Committee” hereunder.

8.2       Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)       Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares or amount of cash covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 9) to cancel or suspend Awards, and to waive or otherwise modify any vesting or other restrictions contained in awards. The Committee may also, without obtaining stockholder approval, amend any outstanding award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by the Plan, including without limitation, extending the term thereof; provided, however, that in no event may the term of any Option or SAR exceed seven years.

(b)       The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)       Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(d)       In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

(e)       Subject to Section 6.2 hereof, neither the Board, the Committee nor their respective delegates shall have the authority to (i) re-price (or cancel and regrant) any Option, SAR or, if applicable, other Award at a lower exercise, base or purchase price, (ii) take any other action (whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options) that has the effect of repricing an Option, SAR or other Award, or (iii) grant any Option, SAR or other Award that contains a so-called “reload” feature under which additional Options, SARs or other Awards are granted automatically to the Grantee upon exercise of the original Option, SAR or Award, without in each instance first obtaining the approval of the Company’s stockholders.

(f)       Anything in the Plan to the contrary notwithstanding, neither the Board nor the Committee may accelerate the payment or vesting of any Option, SAR or other Award except in the event of death, disability, retirement or a Change in Control; provided, however, that Stock Awards and Cash-Based Awards that are intended to be “performance-based compensation” under Section 162(m) of the Code may not be accelerated in the event of retirement with respect to the satisfaction of any Performance Goals.

8.3       Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers hereunder, including without limitation, the power to designate Participants hereunder and determine the amount, timing and terms of Awards hereunder, to any person or persons selected by it, including without limitation, any executive officer of the Company; provided that such allocation or delegation is consistent with Section 162(m) of the Code. Any such allocation or delegation may be revoked by the Committee at any time.

8.4       Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive unless the Committee determines such records to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

8.5       Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 9

AMENDMENT AND TERMINATION

(a)       The Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without stockholder approval:

       (i) any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

       (ii) any change in the class of persons eligible to receive Awards under the Plan;

       (iii) any change in the requirements of Section 2.2 hereof regarding the Exercise Price of Options and SARs;

       (iv) any re-pricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award; or

       (v) any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule.

Notwithstanding any of the foregoing, adjustments pursuant to paragraph 6.2 shall not be subject to the foregoing limitations of this Section 9.

(b)       Options, SARs and other Awards may not be granted under the Plan after the date of termination of the Plan, but Options and SARs granted prior to that date shall continue to be exercisable according to their terms and other Awards shall continue to vest in accordance with their terms.

SECTION 10

CHANGE IN CONTROL

Subject to the provisions of paragraph 6.2 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control as defined in Section 11:

(a)       All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

(b)       All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

(c)       All Stock Units, Restricted Stock, Restricted Stock Units, Performance Shares and other Awards, other than Cash-Based Awards, shall become fully vested. (Whether or not Cash-Based Awards shall vest upon a Change in Control shall be determined by the Committee in its discretion, either at or after grant, subject in all cases to compliance with Section 162(m) for Cash-Based Awards intended to be “qualified performance-based compensation” thereunder.)

SECTION 11

DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

(a)       Award. The term “Award” shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Other Stock Awards and Cash-Based awards.

(b)       Board. The term “Board” shall mean the Board of Directors of the Company.

(c)       Change in Control. “Change in Control” means a change in the ownership or effective control of, or in the ownership of a substantial portion of the assets of, the Company, as described in paragraphs (i) through (iii) below.

(i) Change in Ownership of the Company. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group (within the meaning of paragraph (iv)), acquires ownership of the Company stock that, together with the Company stock held by such person or group, constitutes more than 50% of the total voting power of the stock of the Company.

(A) If any one person or more than one person acting as a group (within the meaning of paragraph (iv) below), is considered to own more than 50% of the total voting power of the stock of the Company, the acquisition of additional the Company stock by such person or persons shall not be considered to cause a change in the ownership of the Company or to cause a change in the effective control of the Company (within the meaning of paragraph (ii) below).

(B) An increase in the percentage of the Company stock owned by any one person, or persons acting as a group (within the meaning of paragraph (iv) below), as a result of a transaction in which the Company acquires its stock in exchange for property, shall be treated as an acquisition of stock for purposes of this paragraph (i).

(C) Except as provided in (B) above, the provisions of this paragraph (i) shall apply only to the transfer or issuance of the Company stock if such stock remains outstanding after such transfer or issuance.

(ii) Change in Effective Control of the Company.

(A) A change in the effective control of the Company shall occur on the date that either of (1) or (2) below occurs:

(1) Any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

(2) A majority of the members of the Board are replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the Board prior to the date of the appointment or election.

(B) A change in effective control of the Company also may occur with respect to any transaction in which either of the Company or the other entity involved in a transaction experiences a Change of Control event described in paragraphs (i) or (iii).

(C) If any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), is considered to effectively control the Company (within the meaning of this paragraph (ii)), the acquisition of additional control of the Company by the same person or persons shall not be considered to cause a change in the effective control of the Company (or to cause a change in the ownership of the Company within the meaning of paragraph (i) above).

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value (within the meaning of paragraph (iii)(B)) equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

(A) A transfer of the Company’s assets shall not be treated as a change in the ownership of such assets if the assets are transferred to one or more of the following:

(1) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company stock;

(2) An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(3) A person, or more than one person acting as a group (within the meaning of paragraph (iv) below) that owns, directly or indirectly, 50% or more of the total value or voting power of all of the outstanding stock of the Company; or

(4) An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii)(A)(3).

For purposes of this paragraph (iii)(A), and except as otherwise provided, a person’s status is determined immediately after the transfer of assets.

(B) For purposes of this paragraph (iii), gross fair market value means the value of all the Company assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv) For purposes of this Section 11(c), persons shall be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase, or acquisition of assets, or similar business transaction with the Company. If a person, including an entity shareholder, owns stock in the Company and another entity with which the Company enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction, such shareholder shall be considered to be acting as a group with the other shareholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons shall not be considered to be acting as a group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering of the Company’s stock.

(d)       Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e)       Covered Employee. The term “Covered Employee” means an Eligible Grantee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

(f)       Eligible Grantee. The term “Eligible Grantee” shall mean any director, executive officer or employee of the Company or a Subsidiary, as determined by the Committee in its sole discretion. An Award may be granted to an employee or director, in connection with hiring, retention or otherwise, prior to the date the employee or director first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the employee first performs such services or the director assumes his position.

(g)       Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, then the “Fair Market Value” as of that date shall be the closing sale price of the Stock on that date on the New York Stock Exchange.

(h)       Performance Goals. The term “Performance Goals” means performance goals based on the attainment by the Company or any Subsidiary of the Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria, which shall not be required to be calculated in accordance with GAAP and which may be adjusted measures: (1) return on total stockholders’ equity; (2) earnings per share of Stock; (3) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (4) economic profit; (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) control of operating or non-operating expenses; (9) reductions in certain costs (including reductions in inventories or accounts receivable or reductions in operating expenses); (10) operating profit; (11) operating cash flow, (12) free cash flow, (13) return on capital or increase in pretax earnings; (14) net earnings; (15) margins; (16) market price of the Company’s securities; (17) pre-tax earnings; (18) net after-tax earnings per share; (19) working capital targets; (20) working capital and the ratio of sales to net working capital; (21) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (22) sales of one or more products or service offerings; (23) control of operating and/or non-operating expenses (24) any combination of, or a specified increase in, any of the foregoing; and (25) general comparisons with other peer companies or industry groups or classifications with regard to one or more of the foregoing criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Participants or groups of Participants. Subject to the limitations in Section 5, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or the financial statements of the Company or any Subsidiary of the Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, or otherwise as the Committee deems appropriate. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. Solely for an Award not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, the term “Performance Goals” shall also mean any other factors directly tied to the performance of the Company and/or one or more divisions and/or Subsidiaries or other performance criteria designated by the Committee.

(i)       Subsidiaries. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

(j)       Stock. The term “Stock” shall mean shares of common stock of the Company.

SECTION 12

GOVERNING LAW

This Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, except to the extent that the Florida Business Corporation Act shall be applicable.

ANNUAL MEETING OF STOCKHOLDERS OF

CryoLife®

May 17, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01609

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20830403030300000000 8 051717

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Thomas F. Ackerman
- ○ Daniel J. Bevevino
- ○ James W. Bullock
- ○ Ronald C. Elkins, M.D.
- ○ J. Patrick Mackin
- ○ Ronald D. McCall, Esq.
- ○ Harvey Morgan
- ○ Jon W. Salveson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 year	2 years	3 years	ABSTAIN
3. To advise, by non-binding vote, on the frequency of stockholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

7. In their discretion, upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES, FOR APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE'S NAMED EXECUTIVE OFFICERS, FOR ONE YEAR FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF CRYOLIFE'S NAMED EXECUTIVE OFFICERS, FOR APPROVAL OF CERTAIN AMENDMENTS TO THE CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN, FOR APPROVAL OF THE ADDITION OF THREE MILLION SHARES TO THE CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN, AND IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP. SHOULD A NOMINEE BE UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE SELECTED BY THE BOARD OF DIRECTORS.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CRYOLIFE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR USE AT THE ANNUAL MEETING ON MAY 17, 2017

The undersigned stockholder hereby appoints J. PATRICK MACKIN, JEAN F. HOLLOWAY and KAREN K. DABBS, or either of them, with full power of substitution, to act as proxy for, and to vote the stock of, the undersigned at the Annual Meeting of Stockholders of CRYOLIFE, INC. to be held on May 17, 2017, and any adjournments thereof.

The undersigned acknowledges receipt of Notice of the Annual Meeting and Proxy Statement, each dated March 28, 2017, and grants authority to said proxies, or their substitutes, and ratifies and confirms all that said proxies may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies to vote as indicated below and in their discretion on any other matter that may properly come before the meeting or any adjournment of the meeting.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

CryoLife®

May 17, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01609

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20830403030300000000 8 051717

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Thomas F. Ackerman
- ○ Daniel J. Bevevino
- ○ James W. Bullock
- ○ Ronald C. Elkins, M.D.
- ○ J. Patrick Mackin
- ○ Ronald D. McCall, Esq.
- ○ Harvey Morgan
- ○ Jon W. Salveson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

3. To advise, by non-binding vote, on the frequency of stockholder advisory votes on the compensation of our named executive officers. 1 year ☐ 2 years ☐ 3 years ☐ ABSTAIN ☐

7. In their discretion, upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES, FOR APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE'S NAMED EXECUTIVE OFFICERS, FOR ONE YEAR FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF CRYOLIFE'S NAMED EXECUTIVE OFFICERS, FOR APPROVAL OF CERTAIN AMENDMENTS TO THE CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN, FOR APPROVAL OF THE ADDITION OF THREE MILLION SHARES TO THE CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN, AND IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP. SHOULD A NOMINEE BE UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE SELECTED BY THE BOARD OF DIRECTORS.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

CryoLife®

To Be Held On:

May 17, 2017 at 9:00 a.m.

1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/05/17.

Please visit http://www.astproxyportal.com/ast/01609/, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**
E-MAIL: info@amstock.com
WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. ELECTION OF DIRECTORS

NOMINEES:

Thomas F. Ackerman
Daniel J. Bevevino
James W. Bullock
Ronald C. Elkins, M.D.
J. Patrick Mackin
Ronald D. McCall, Esq.
Harvey Morgan
Jon W. Salveson

Please note that you cannot use this notice to vote by mail.

7. In their discretion, upon such other matters as may properly come before the meeting.